Exhibit 10.4

EXECUTION COPY

LOAN AGREEMENT

Among

GENERAL ELECTRIC CAPITAL CORPORATION,

as Lender and as Collateral Agent,

and

APIO, INC.,

APIO COOLING A CALIFORNIA LIMITED PARTNERSHIP,

GREENLINE FOODS, INC.

and

GREENLINE SOUTH CAROLINA PROPERTIES, LLC,

as Borrowers

Dated as of April 23, 2012

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS AND EXHIBITS

Section 1.01.	Definitions	1

Section 1.02.	Exhibits	6

Section 1.03.	Rules of Construction	6

ARTICLE II
TERMS OF LOAN

Section 2.01.	Loan	7

Section 2.02.	Interest	7

Section 2.03.	Payments	7

Section 2.04.	Payment on Non-Business Days	7

Section 2.05.	Loan Payments To Be Unconditional	7

Section 2.06.	Prepayments	7

Section 2.07.	Joint and Several Liability	8

Section 2.08.	Security	9

ARTICLE III
CONDITIONS PRECEDENT

Section 3.01.	Conditions of Closing	9

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS 12

ARTICLE V
TITLE TO COLLATERAL; SECURITY INTEREST

Section 5.01.	Title to Collateral	14

Section 5.02.	Security Interest in Collateral	14

Section 5.03.	Change in Name or Corporate Structure of any Borrower; Change in Location of any Borrower’s Chief Executive Office or Principal Executive Office	14

Section 5.04.	Liens	15

Section 5.05.	Assignment of Insurance	15

Section 5.06.	Collateral Agent	15

ARTICLE VI
AFFIRMATIVE COVENANTS OF BORROWERS

Section 6.01.	Reporting Requirements	16

Section 6.02.	Books and Records; Inspection and Examination	17

Section 6.03.	Compliance With Laws	17

Section 6.04.	Environmental Compliance	18

Section 6.05.	Payment of Taxes and Other Claims	18

Section 6.06.	Preservation and Maintenance of Collateral	19

Section 6.07.	Insurance	19

Section 6.08.	Preservation of Existence	21

Section 6.09.	Performance by Lender	21

Section 6.10.	GreenLine Permits	22

ARTICLE VII
NEGATIVE COVENANTS OF BORROWERS

Section 7.01.	Sale of Assets	22

Section 7.02.	Consolidation and Merger	22

Section 7.03.	Accounting	23

Section 7.04.	Modifications and Substitutions	23

Section 7.05.	Use of Property	23

ARTICLE VIII
DAMAGE AND DESTRUCTION; CONDEMNATION

Section 8.01.	Damage and Destruction	24

Section 8.02.	Condemnation	24

ARTICLE IX
ASSIGNMENT, SUBLEASING AND SELLING

Section 9.01.	Assignment by Lender	25

Section 9.02.	No Sale or Assignment by Borrowers	25

ARTICLE X
EVENTS OF DEFAULT AND REMEDIES

Section 10.01.	Events of Default	25

Section 10.02.	Remedies on Default	26

Section 10.03.	No Remedy Exclusive	27

Section 10.04.	Late Charge; Default Interest	27

ii

ARTICLE XI
MISCELLANEOUS

Section 11.01.	Costs and Expenses of Lender and Collateral Agent	28

Section 11.02.	Disclaimer of Warranties	28

Section 11.03.	Notices	28

Section 11.04.	Further Assurance and Corrective Instruments	29

Section 11.05.	Binding Effect; Time of the Essence	29

Section 11.06.	Severability	29

Section 11.07.	Amendments	29

Section 11.08.	Execution in Counterparts	29

Section 11.09.	Applicable Law	29

Section 11.10.	Captions	29

Section 11.11.	Entire Agreement	29

Section 11.12.	Usury	29

Section 11.13.	Limitations of Liability	30

Section 11.14.	Waiver of Jury Trial	30

Exhibit A-1 – Schedule of Loan Payments (Permanent Note)
Exhibit A-2 – Schedule of Loan Payments (Bridge Note)
Exhibit B – List of Equipment Facility Collateral
Exhibit C – Form of Certificate of Chief Financial Officer

iii

LOAN AGREEMENT

THIS LOAN AGREEMENT dated as of April 23, 2012 (this “Agreement”) between General Electric Capital Corporation, a Delaware corporation “GECC”), as lender (with its successors and assigns, “Lender”) and as collateral agent for the benefit of itself and Lender (together with its successors and assigns, “Collateral Agent”), and Apio, Inc., a Delaware corporation (“Apio”), Apio Cooling A California Limited Partnership, a California limited partnership (“Apio Cooling”), GreenLine Foods, Inc., an Ohio corporation (“GreenLine Foods”), and GreenLine South Carolina Properties, LLC, an Ohio limited liability company (“GreenLine SC”; Apio, Apio Cooling, GreenLine Foods and GreenLine SC may be referred to herein individually as “Borrower” and collectively as “Borrowers”).

WHEREAS, Borrowers propose to borrow from Lender the proceeds of the Loan (defined below) upon the terms and conditions set forth herein; and

WHEREAS, Lender is willing to make such Loan to Borrowers upon the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in consideration of the premises contained in this Agreement, Lender, Collateral Agent and Borrowers agree as follows:

ARTICLE I

DEFINITIONS AND EXHIBITS

Section 1.01.  Definitions.  The following terms used herein will have the meanings indicated below unless the context clearly requires otherwise:

“Agreement” means this Agreement, including all exhibits hereto, as any of the same may be supplemented or amended from time to time in accordance with the terms hereof.

“Borrower Documents” means, collectively, this Agreement, the Promissory Notes, the Mortgages, the Environmental Indemnity Agreement, the Subordination Agreements, the Security Agreement and any other agreements, documents or certificates executed by any Borrower in connection with the Loan contemplated by this Agreement.

“Bridge Note” means the Promissory Note dated as of the Closing Date by Borrowers payable to the order of Lender and in the original amount of $1,200,000, as amended, modified and restated from time to time.

“Business Day” means a day other than a Saturday or Sunday on which banks are generally open for business in New York, New York and San Francisco, California.

“Cal Ex” means Cal Ex Trading Company, a Delaware corporation.

“Closing Date” means April 23, 2012.

“Collateral” means (a) the Real Estate Collateral, and (b) so long as a GE Entity is the lender under the Equipment Facility, the Equipment Facility Collateral.

“Collateral Agent Documents” means this Agreement, the Subordination Agreements and the Mortgages and any other document or agreement that is executed in connection with transactions contemplated hereby and to which Collateral Agent is a party.

“Contested Taxes” means any tax, assessment, charge or claim whose amount, applicability or validity is diligently being contested in good faith by appropriate proceedings; provided, however, if the failure to pay such Contested Taxes results in a Lien on the Real Estate Collateral, (a) Borrowers shall obtain title insurance endorsements and bonds or other security in a manner acceptable to Collateral Agent in its reasonable but sole discretion, and (b) Borrowers must demonstrate to Collateral Agent’s reasonable satisfaction that the proceedings will conclusively operate to prevent the sale of any Real Estate Collateral in order to satisfy the Lien prior to the final determination of such proceedings.

“Credit Party” means, individually, each Borrower and each Guarantor, and “Credit Parties” means, collectively, each and every Credit Party.

“Damaged Collateral” means any portion of the Collateral not constituting Equipment Facility Collateral that is lost, stolen, destroyed or damaged beyond repair.

“Damaged Collateral Amount” means an amount equal to the product of (a) the then current Prepayment Amount and (b) a percentage equal to the original appraised value of the Damaged Collateral divided by the original appraised value of all of the Real Estate Collateral.

“Default” means an event that, with giving of notice or passage of time or both, would constitute an Event of Default as provided in Article X hereof.

“Environmental Indemnity Agreement” means the Environmental Indemnity Agreement dated as of April 23, 2012 executed by Borrowers and Guarantors for the benefit of Lender and Collateral Agent, as hereafter modified, amended or restated from time to time.

“Environmental Laws” means any federal, state and local laws relating to emissions, discharges, releases of Hazardous Wastes or Materials into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Wastes or Materials.

“Equipment Facility Collateral” means (a) the equipment and other collateral pledged to Equipment Lender under the Equipment Facility Documents as described in Exhibit B hereto, (b) all substitutions for any of the foregoing property, and (c) all proceeds of any of the foregoing property.

“Equipment Facility Documents” means, collectively, the Master Security Agreement dated as of April 23, 2012 between GECC and Apio and certain equipment schedules and promissory notes issued thereunder from time to time, each as hereafter modified, amended or restated from time to time.

“Equipment Lender” means GECC, GE Capital Commercial Inc. or any other GE Entity that enters into an equipment schedule under the Equipment Facility Documents.

“GAAP” means generally accepted accounting principles applied on a consistent basis.

“GreenLine Holding” means GreenLine Holding Company, a Delaware corporation.

“GreenLine Logistics” means Greenline Logistics, Inc., an Ohio corporation.

“GreenLine Permits” has the meaning assigned to such term in Article IV(h) hereof.

“GE Entity” means GECC and GE Capital Commercial Inc. and any other related entity 100% of whose common stock is directly or indirectly owned by GECC or any of its affiliates.

“Guarantor” means, individually, GreenLine Holding, Landec, Cal Ex and GreenLine Logistics and “Guarantors” means, collectively, each and every Guarantor.

“Guaranty Agreement” means the Guaranty dated as of April 23, 2012 by Guarantors for the benefit of Lender and Collateral Agent, as hereafter modified, amended or restated from time to time.

“Guarantor Documents” means the Guaranty Agreement, the Environmental Indemnity Agreement, the Security Agreement and any other agreements, documents or certificates executed by any Guarantor in connection with the Loan contemplated by this Agreement.

“Hazardous Waste or Materials” means any substance or material defined in or designated as hazardous or toxic wastes, hazardous or toxic material, a hazardous, toxic or radioactive substance, or other similar term, by any Environmental Law now or hereafter in effect.

“Landec” means Landec Corporation, a Delaware corporation.

“Lender” means (a) GECC, acting as lender under this Agreement, (b) any surviving, resulting or transferee corporation of GECC and (c) except where the context requires otherwise, any assignee(s) of Lender.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, lien, charge, encumbrance or claim against or interest in property of any kind or nature whatsoever.

“Loan” means the loan from Lender to Borrowers pursuant to this Agreement.

“Loan Documents” means, collectively, the Borrower Documents, the Guarantor Documents and any other agreements, documents or certificates executed by any Credit Party in connection with the Loan contemplated by this Agreement.

“Loan Payments” means the loan payments payable by Borrowers pursuant to the provisions of this Agreement as specifically set forth in Exhibit A-1 hereto with respect to the Permanent Note and Exhibit A-2 hereto with respect to the Bridge Note.  As provided in Article II hereof, Borrowers shall pay Loan Payments to Lender in the amounts and at the times as set forth in Exhibits A-1 and A-2 hereto and the Promissory Notes.

“Loan Proceeds” means the total amount of money disbursed by Lender to Title Company pursuant to Section 2.02 hereof for disbursement on behalf of Borrowers in accordance with the settlement statement executed on behalf of Borrowers at closing.

“Mortgage” means, individually, with respect to each Property, a Mortgage or Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of the date hereof executed by the related Borrower for the benefit of Collateral Agent, as hereafter modified, amended or restated from time to time, and “Mortgages” means, collectively, each and every Mortgage.

“Obligations” means any and all obligations and indebtedness, payment, performance or otherwise, arising out of any of the following, as amended, modified or restated from time to time:  (a) this Agreement, (b) the Promissory Notes, and (c) any other Loan Document.

“Ordinary Course of Business” means, in respect of any transaction involving any person or entity, the ordinary course of such person’s or entity’s business, as conducted by any such person or entity in accordance with past practice and undertaken by such person or entity in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

“Organizational Documents” means, with respect to any organization, the documents by which such organization was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such organization (such as by-laws, a partnership agreement or an operating, limited liability or members agreement).

“Permanent Note” means the Promissory Note dated as of the Closing Date by Borrowers payable to the order of Lender and in the original amount of $17,956,250.

“Permitted Exceptions” means, with respect to each Property, the permitted exceptions set forth in Exhibit B to the Mortgage encumbering such Property.

“Permitted Liens” means (a) any Lien created under any Loan Documents, (b) Liens for taxes, fees, assessments or other governmental charges which are not past due or remain payable without penalty, (c) with respect to the Equipment Facility Collateral, any Lien created under the Equipment Facility Documents, (d) with respect to the Revolving Facility Collateral, any Lien created under the Revolving Facility Documents, (e) carriers’, warehousemen’s, mechanic’s, landlords’, materialmen’s, repairmen’s or other similar Liens arising in the Ordinary Course of Business which are not past due or remain payable without penalty or which are being contested in good faith by appropriate proceedings diligently prosecuted and which (i) Borrowers obtain title insurance endorsements and bonds or other security in a manner acceptable to Collateral Agent in its reasonable but sole discretion, (ii) Borrowers demonstrate to Collateral Agent’s reasonable satisfaction that the proceedings will conclusively operate to prevent the sale of any Real Estate Collateral in order to satisfy the Lien prior to the final determination of such proceedings, and (iii) Borrowers maintain adequate reserves in accordance with GAAP, and (f) Liens consisting of judgment or judicial attachment liens (other than for payment of taxes, assessments or other governmental charges), provided that (i) the enforcement of such Liens is effectively stayed, (ii) Borrowers obtain title insurance endorsements and bonds or other security in a manner acceptable to Collateral Agent in its reasonable but sole discretion and (iii) all such Liens secure claims in the aggregate at any time outstanding for Borrowers and their subsidiaries not exceeding $350,000.

“Prepayment Amount” means the amount which Borrowers may or must from time to time pay or cause to be paid to Lender in order to prepay the Loan, as provided in Section 2.07 hereof, such amount being the sum of (a) the principal amount of the Loan or portion thereof being prepaid, (b) any accrued interest thereon, (c) any other amounts due and owing hereunder and (d) the Prepayment Fee (if any).

“Prepayment Fee” means, with respect to each prepayment of the Loan, a fee equal to the percentage of the principal amount of the Loan being prepaid as follows:  (a) 3% if such prepayment occurs before April 23, 2013, (b) 2% if such prepayment occurs on or after April 23, 2013 and before April 23, 2014, (c) 1% if such prepayment occurs on or after April 23, 2014 and before April 23, 2015, and (d) -0-% if such prepayment occurs thereafter.

“Promissory Notes” means, collectively, (a) the Permanent Note, and (b) the Bridge Note.

“Property” means, individually, “Property” as defined in each Mortgage, and “Properties” means, collectively, each and every Property.

“Real Estate Collateral” means, collectively, (a) the Properties, (b) all substitutions for any portion of any Property, and (c) all proceeds of any of the foregoing property.

“Revolving Facility Collateral” means all personal property assets of Borrowers.

“Revolving Facility Documents” means the Credit Agreement dated as of April 23, 2012 among Apio, Cal Ex and GreenLine Logistics, as borrowers, the other persons thereto designated as credit parties, the lenders party thereto from time to time, and GECC, as agent for such lenders, as the same may be amended, restated or replaced from time to time.

“Security Agreement” means the Security Agreement dated as of even date herewith among Collateral Agent, Apio, GreenLine Logistics and Cal Ex, as the same may be amended, restated or replaced from time to time.

“State” means the State of New York.

“Subordination Agreement” means, with respect to the Property located in Rock Hill, South Carolina, the Subordination Agreement of even date herewith executed by Tenant for the benefit of Collateral Agent, as hereafter modified, amended or restated.

“Tenant” means Herb Thyme Farms, Inc., as successor to Herbal Gardens, Inc.

“Terrorism Laws” means Executive Order 13224 issued by the President of the United States of America, the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations) and the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), and all other present and future federal, state and local laws, ordinances, regulations, policies and any other requirements of any governmental authority (including, without limitation, the United States Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as hereafter supplemented, amended or modified from time to time, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing, or under similar laws, ordinances, regulations, policies or requirements of other states or localities.

“Title Company” means First American Title Insurance Company.

“UCC” means the Uniform Commercial Code as adopted and in effect in the State.

Section 1.02.  Exhibits.  The following exhibits are attached hereto and made a part hereof:

Exhibit A-1:                  Schedule of Loan Payments (Permanent Note) setting forth the Loan Payments and Prepayment Amounts.

Exhibit A-2:                  Schedule of Loan Payments (Bridge Note) setting forth the Loan Payments and Prepayment Amounts.

Exhibit B:                      List of Equipment Facility Collateral.

Exhibit C:                      Form of Certificate of Chief Financial Officer.

Section 1.03.  Rules of Construction.  (a) The singular form of any word used herein, including the terms defined in Section 1.01 hereof, shall include the plural, and vice versa.  The use herein of a word of any gender shall include correlative words of all genders.

(b)           Unless otherwise specified, references to Articles, Sections and other subdivisions of this Agreement are to the designated Articles, Sections and other subdivision of this Agreement as originally executed.  The words “hereof,” “herein,” “hereunder” and words of similar import refer to this Agreement as a whole.

(c)           The headings or titles of the several articles and sections shall be solely for convenience of reference and shall not affect the meaning, construction or effect of the provisions hereof.

ARTICLE II

TERMS OF LOAN

Section 2.01.  Loan.  Lender hereby agrees, subject to the terms and conditions of this Agreement, to lend to Borrowers the amount of $19,156,250; and Borrowers hereby agree to borrow from Lender such amount.  The Loan is evidenced by the Promissory Notes.  Upon fulfillment of the conditions set forth in Article III hereof, Lender shall disburse the Loan Proceeds to Title Company for disbursement in accordance with the settlement statement prepared by Title Company.  Borrowers’ obligation to repay the Loan shall commence, and interest shall begin to accrue, on the date that Loan Proceeds are disbursed by Lender pursuant to the preceding sentence.

Section 2.02.  Interest.  The principal amount of the Loan outstanding from time to time shall bear interest (computed on the basis of 12 30-day months) at the rate of four and two one-hundredths percent (4.02%).  Interest accruing on the principal balance of the Loan outstanding from time to time shall be payable as provided in Exhibits A-1 and A-2 hereto and in the Promissory Notes and upon earlier demand in accordance with the terms hereof or prepayment in accordance with the terms of Section 2.07 hereof.

Section 2.03.  Payments.  Borrowers shall pay to Lender Loan Payments, in the amounts and on the dates set forth in Exhibits A-1 and A-2 hereto and in the Promissory Notes.  All amounts required to be paid by Borrowers hereunder shall be paid in lawful money of the United States of America in immediately available funds.

Section 2.04.  Payment on Non-Business Days.  Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

Section 2.05.  Loan Payments To Be Unconditional.  The obligations of Borrowers to make the Loan Payments required under this Article II and to make other payments hereunder and to perform and observe the covenants and agreements contained herein shall be absolute and unconditional in all events, without abatement, diminution, deduction, setoff or defense for any reason, including (without limitation) any failure of any improvement to be completed or any accident, condemnation, destruction or unforeseen circumstances.  Notwithstanding any dispute between any Borrower and any of Lender, Collateral Agent or any other person, Borrowers shall make all Loan Payments when due and shall not withhold any Loan Payments pending final resolution of such dispute, nor shall Borrowers assert any right of setoff or counterclaim against its obligation to make such payments required under this Agreement.

Section 2.06.  Prepayments.  (a) Borrowers may, in their discretion, prepay the Loan and the Promissory Notes in whole at any time on a payment date by paying the applicable Prepayment Amount.

(b)           Borrowers shall prepay the Loan and the Promissory Notes in whole or in part at any time pursuant to Sections 8.01 and 8.02 hereto hereof by paying the applicable Damaged Collateral Amount.

(c)           Borrowers shall prepay the Loan and the Promissory Notes in full immediately upon written demand of Lender after the occurrence and during the continuance of an Event of Default by paying the applicable Prepayment Amount.

Upon any prepayment in part of the Loan and the Promissory Notes, the prepayment shall be applied to the Loan Payments and any other amounts due hereunder and under the Promissory Notes in such order as determined by Lender.

Section 2.07.  Joint and Several Liability.  (a)  The obligations under the Borrower Documents of each Borrower are joint and several.  Each reference to the term “Borrower” shall be deemed to refer to each Borrower; each representation and warranty made by any Borrower shall be deemed to have been made by each Borrower; each covenant and undertaking on the part of any Borrower shall be deemed individually applicable with respect to each Borrower; and each event constituting a default under this Agreement shall be determined with respect to each Borrower.  A separate action or actions may be brought and prosecuted against any Borrower whether an action is brought against any other Borrower or whether any other Borrower is joined in any such action or actions.  Each Borrower waives any right to require Collateral Agent or Lender to: (i) proceed against any other Borrower or any other Credit Party; (ii) proceed against or exhaust any Collateral held from any other Borrower or any other Credit Party; or (iii) pursue any other remedy in Collateral Agent’s or Lender’s power whatsoever.  Notices hereunder required to be provided to Borrowers shall be effective if provided to any Borrower.  Any consent on the part of Borrowers hereunder shall be effective when provided by any Borrower, and Collateral Agent and Lender shall be entitled to rely upon any notice or consent given by any Borrower as being notice or consent given by Borrowers hereunder.

(b)           In the event that any Borrower is deemed to be a surety or any obligation of any Borrower under this Agreement is deemed to be an agreement by such Borrower to answer for the debt or default of another Borrower or any other Credit Party or as a hypothecation of property as security therefore, each Borrower represents and warrants that:  (i) no representation has been made to it as to the creditworthiness of any other obligor, and (ii) it has established adequate means of obtaining from each other obligor on a continuing basis, financial or other information pertaining to each other obligor’s financial condition.  Each Borrower expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever, including but not limited to, notice of non-payment, dishonor, protest, acceptance, default, acceleration or enforcement of rights and remedies, and consents that Collateral Agent and/or Lender and any Borrower may deal with each other in connection with said obligations or otherwise, or alter any contracts now or hereafter existing between them, in any manner whatsoever, including without limitation the renewal, extension, acceleration, changes in time for payment, and increases or decreases in any principal, rate of interest or other amounts owing, all without in any way altering the liability of each Borrower, or affecting any security for such obligations.  Should any default be made in the payment of any such obligations or in the terms or conditions of any security held, Collateral Agent and Lender are hereby expressly given the right, at their option, to proceed in the enforcement of this Agreement or any other of the Borrower Documents independently of any other remedy or security they may at any time hold in connection with such obligations secured and it shall not be necessary for Collateral Agent or Lender to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce its rights against any Borrower.  Each Borrower agrees that its obligations under this Agreement and all other Borrower Documents shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of such Borrower):  (i) the genuineness, validity, regularity and enforceability of the Borrower Documents; (ii) any extension, renewal, amendment, change, waiver or other modification of the Borrower Documents or any other document; (iii) the absence of, or delay in, any action to enforce the Borrower Documents; (iv) Collateral Agent’s or Lender’s failure or delay in obtaining any other guaranty of the Obligations; (v) the release of, extension of time for payment or performance by, or any other indulgence granted to any Borrower or any other person with respect to the Obligations by operation of law or otherwise; (vi) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any Collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of Borrowers; (vii) any Borrower’s voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting such Borrower or any of its assets; or (viii) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.  Each Borrower further waives any right of subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid to Collateral Agent or Lender by any Borrower, until all the Obligations have been paid in full.  Each Borrower unconditionally and irrevocably (i) waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the laws of the State of New York which might operate, contrary to such Borrower’s agreements in the Borrower Documents, to limit such Borrower’s liability under, or the enforcement of, the Borrower Documents; (ii) waives the benefits of any statutory provision limiting the right of Collateral Agent or Lender to recover a deficiency judgment, or to otherwise proceed, against any person or entity obligated for the payment of the Obligations, after any foreclosure or trustee’s sale of any collateral securing payment of the Obligations; (iii) covenants that the Loan Documents will not be discharged until all of the Obligations are fully satisfied; (iv) agrees that the Borrower Documents shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of any of the Loan Documents, or any limitation of the liability of any Borrower thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (v) waives and relinquishes any right such Borrower now has or may hereafter acquire to revoke the Borrower Documents or any provision thereof.

(c)           Each Borrower represents and warrants that (i) each Borrower is an affiliate of each other, (ii) each Borrower is subject to the same control, directly or indirectly, of each other Borrower, and (iii) each Borrower is financially interdependent on each other.  As a result of such common control, each Borrower acknowledges and agrees that a common enterprise exists and that each Borrower will receive consideration for its execution and delivery of the Borrower Documents.

Section 2.08.  Security.  The obligations of Borrowers to make the Loan Payments and to make any other payments required hereunder or under any other Borrower Document and to perform or observe the covenants and agreements contained herein and in all other Borrower Document shall be secured by, among other things, a lien on the Collateral pursuant to this Agreement and the Mortgages and by certain other documents executed and delivered in connection herewith.

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01.  Conditions of Closing. Lender’s agreement to make the Loan and to disburse the Loan Proceeds shall be subject to the condition precedent that Lender shall have received all of the following, each in form and substance satisfactory to Lender:

(a)           This Agreement, properly executed on behalf of Borrowers, and each of the Exhibits hereto properly completed.

(b)           The Promissory Notes, properly executed on behalf of Borrowers.

(c)           Each Mortgage, properly executed on behalf of the applicable Borrower.

(d)           The Environmental Indemnity Agreement, properly executed on behalf of the Credit Parties.

(e)           The Guaranty Agreement, properly executed on behalf of Guarantors.

(f)            The Security Agreement, properly executed on behalf of Apio, Cal Ex and GreenLine Logistics.

(g)           A Subordination Agreement, properly executed on behalf of Tenant.

(h)           A certificate of the Secretary or an Assistant Secretary of each Credit Party, certifying as to (i) the resolutions of the board of directors or consent of the members or managers of such Credit Party, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Organizational Documents of such Credit Party, and (iii) the signatures of the officers or agents of such Credit Party authorized to execute and deliver the Borrower Documents on behalf of such Credit Party.

(i)            Currently certified copies of the articles of incorporation or organization of each Credit Party.

(j)            A Certificate of Good Standing issued as to each Credit Party by the Secretary of State of the state of such Credit Party’s organization not more than 30 days prior to the date hereof.

(k)           Financing statements authorized by each Borrower, as debtor, and naming Collateral Agent, as secured party.

(l)            An environmental engineering report for the each Property prepared by an engineer engaged by Lender after consultation with Borrowers and at Borrowers’ expense, which environmental engineering report shall be in form and substance acceptable to Lender.

(m)          Certificates of the insurance required hereunder, containing a lender’s loss payable clause or endorsement in favor of Lender.

(n)           An as built ALTA survey of each Property, in form and substance acceptable to Lender.

(o)           An ALTA (or equivalent) mortgagee policy of title insurance with respect to each Property, with reinsurance and endorsements as Lender may require, containing no exceptions to title (printed or otherwise) which are unacceptable to Lender, and insuring that the related Mortgage is a first-priority lien on such Property.  Without limitation, such policy shall (i) be in the ALTA 2006 form (deleting arbitration, if permissible) or, if not available, the form commonly used in the State, insuring Collateral Agent and its successors and assigns; and (ii) include the following endorsements and/or affirmative coverages: (A) ALTA 9 Comprehensive, (B) Survey, (C) Access, (D) Environmental Protection Lien, (E) Subdivision, (F) Contiguity (as applicable), (G) Tax Parcel, (H) Address and Improvement, (I) Usury, (J) Tax Sale (as applicable), (K) Doing Business, (L) First Loss, (M) Tie-In (except with respect to the Property located in Hanover, Pennsylvania), and (N) ALTA 3.1 Zoning (with additional coverage for number and type of parking spaces).  Such mortgagee policies of title insurance shall be in the following amounts:  (a) $14,586,000 for the Property located in California, (b) $1,904,000 for the Property located in Ohio, (c) $1,041,250 for the Property located in Pennsylvania and (d) $425,000 for the Property located in South Carolina.

(p)           An appraisal of each Property addressed to Lender, in form and substance acceptable to Lender and prepared by an MAI certified appraiser acceptable to Lender in conformance with the guidelines and recommendations set forth in the Uniform Standards of Professional Appraisal Practice (USPAP) and the requirements of the Code of Professional Ethics and Standards of Professional Appraisal Practice of the Appraisal Institute.

(q)           Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against any Borrower, (ii) no financing statements have been filed and remain in effect against any Borrower relating to the Collateral except those financing statements filed by Lender, and (iii) all financing statements necessary to perfect the lien on the Collateral have been filed.

(r)           An opinion of counsel to Credit Parties, addressed to Lender and Collateral Agent, in form and substance acceptable to Lender.

(s)           Payment of all previously documented Lender’s fees, commissions and expenses required by Section 11.01 hereof.

(t)           Any other documents or items required by Lender.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS

Each Borrower represents, warrants and covenants for the benefit of Lender and Collateral Agent, as follows:

(a)           Apio is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, Apio Cooling is a limited partnership duly organized, validly executing and in good standing under the laws of the State of California, GreenLine Foods is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and GreenLine SC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio.  Each Borrower has power to enter into the Borrower Documents and by proper action has duly authorized the execution and delivery of the Borrower Documents.  Each Borrower is in good standing and is duly licensed or qualified to transact business in the state of its respective organization and in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.  Each Borrower’s exact legal name is as set forth on the execution page hereof.

(b)           Each Borrower has been fully authorized to execute and deliver the Borrower Documents under the terms and provisions of the resolution of its board of directors or consent of its managers or members, as the case may be, or by other appropriate official approval, and further represents, covenants and warrants that all requirements have been met, and procedures have occurred in order to ensure the enforceability of the Borrower Documents and the Borrower Documents have been duly authorized, executed and delivered.

(c)           The officer of each Borrower executing the Borrower Documents has been duly authorized to execute and deliver the Borrower Documents.

(d)           The Borrower Documents constitute valid and legally binding obligations of each Borrower, enforceable against such Borrower in accordance with their respective terms, except to the extent limited by bankruptcy, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights.

(e)           The execution and delivery of the Borrower Documents, the consummation of the transactions contemplated hereby and the fulfillment of the terms and conditions hereof do not and will not violate any law, rule, regulation or order, the violation of which could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Borrowers taken as a whole, conflict with or result in a breach of any of the terms or conditions of any Organizational Document of such Borrower or conflict with or result in a breach of any restriction or of any agreement or instrument to which such Borrower is now a party and do not and will not constitute a default under any of the foregoing or result in the creation or imposition of any liens, charges or encumbrances of any nature upon any of the property or assets of such Borrower contrary to the terms of any instrument or agreement.

(f)            The authorization, execution, delivery and performance of this Agreement by each Borrower do not require submission to, approval of, or other action by any governmental authority or agency, which action with respect to this Agreement has not been taken and which is final and nonappealable.

(g)           There is no action, suit, proceeding, claim, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best of any Borrower’s knowledge, threatened against or affecting any Borrower, challenging any Borrower’s authority to enter into the Borrower Documents or any other action wherein an unfavorable ruling or finding would adversely affect the enforceability of the Borrower Documents or any other transaction of any Borrower which is similar hereto, or could reasonably be expected to cause a material adverse effect on the financial condition, operations or business of Borrowers taken as a whole.

(h)           Each Property is properly zoned for its current and anticipated use and the use of such Property will not violate any applicable zoning, land use, environmental or similar law or restriction.  Except for the licenses and permits set forth in Schedule IV(h) hereto (collectively, the “GreenLine Permits”), Borrowers have all licenses and permits to use the Real Estate Collateral.

(i)            Borrowers have furnished to Lender the Reports (as defined in the Environmental Indemnity Agreement).  Except as disclosed to Lender in the Report, no Borrower has received any notification of any kind suggesting that any Property or any adjacent property is or may be contaminated with any Hazardous Waste or Materials or is or may be required to be cleaned up in accordance with any applicable law or regulation; and each Borrower further represents and warrants that, except as previously disclosed to Lender and Collateral Agent in writing, to the best of its knowledge as of the date hereof after due and diligent inquiry, there are no Hazardous Waste or Materials located in, on or under any Property or any adjacent property, or incorporated in any improvements, nor has any Property or any adjacent property ever been used as a landfill or a waste disposal site, or a manufacturing, handling, storage, distribution or disposal facility for Hazardous Waste or Materials.  Each Borrower has obtained all permits, licenses and other authorizations which are required under any Environmental Laws at such Borrower’s facilities or in connection with the operation of its facilities.  Except as previously disclosed to Lender and Collateral Agent in writing, Borrowers and all activities of Borrowers at their respective facilities comply with all Environmental Laws and with all terms and conditions of any required permits, licenses and authorizations applicable to Borrowers with respect thereto.  Except as previously disclosed to Lender and Collateral Agent in writing, Borrowers are also in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or contained in any plan, order, decree, judgment or notice of which Borrowers are aware, the noncompliance with which could reasonably be expected to cause a material adverse effect on the financial condition, operations or business of Borrowers taken as a whole.  Except as previously disclosed to Lender and Collateral Agent in writing, no Borrower is aware of, and no Borrower has received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance with, or which may give rise to any liability under, any Environmental Laws.

(j)            Borrowers has heretofore furnished to Lender (i) the audited consolidated financial statements of Landec and its subsidiaries dated May 29, 2011, (ii) the audited consolidated financial statements of GreenLine Holding and its subsidiaries dated December 26, 2010, (iii) the unaudited consolidated financial statements of Landec and its subsidiaries for the months ended February 26, 2012, and (iv) the unaudited consolidated financial statements of GreenLine Holding and its subsidiaries for the months ended February 19, 2012, and those statements fairly present the financial condition of Borrowers and Guarantors on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP (except as otherwise expressly noted therein, subject to, in the case of the unaudited interim financial statements, normal year-end adjustments and the lack of footnote disclosures).  Since (a) May 29, 2011, with respect to Landec and its subsidiaries, and (b) December 26, 2010, with respect to GreenLine Holding and its subsidiaries, there has been no material adverse change in the business, properties or financial condition of such entities taken as a whole.

(k)           Except as set forth in Schedule IV(k) hereof, Borrowers have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by them.  Except as set forth in Schedule IV(k) hereof, Borrowers have filed all federal, state and local tax returns which are required to be filed, and Borrowers have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by them to the extent such taxes have become due.

(l)            All financial and other information provided to Lender by or on behalf of any Credit Party in connection with Borrowers’ request for the Loan contemplated hereby is true and correct in all material respects and no Credit Party has omitted to provide Lender with any information which would be material to Lender’s decision to enter into this Agreement and, as to projections, valuations or pro forma financial statements, present a good faith opinion as to such projections, valuations and pro forma condition and results.

(m)          Borrowers have authorized Lender and Collateral Agent to file financing statements, and such financing statements when filed will be sufficient to perfect the security interest created pursuant to this Agreement.  When such financing statements are filed in the offices noted therein, Collateral Agent will have a valid and perfected security interest in the Collateral, subject to no other Lien other than Permitted Liens.  None of the Collateral constitutes a replacement of, substitution for or accessory to any property of any Borrower subject to a Lien.  Borrowers own the Collateral subject to no Liens except for the Liens created hereby and by the Mortgages, the Permitted Exceptions and the Permitted Liens.

(n)           No person other than Borrowers and Tenants are in occupancy or possession of any portion of any Property.

(o)           Neither any Credit Party nor any individual or entity owning directly or indirectly any interest in any Credit Party is an individual or entity whose property or interests are subject to being “blocked” under any of the Terrorism Laws or is otherwise in violation of any of the Terrorism Laws.

ARTICLE V

TITLE TO COLLATERAL; SECURITY INTEREST

Section 5.01.  Title to Collateral.  Borrowers shall have good, marketable and insurable title in fee simple to all Collateral that is real property, and good title to all other Collateral.  Borrowers will at all times protect and defend, at their own cost and expense, such title from and against all Liens and legal processes of creditors of Borrowers, and keep all Collateral free and clear of all such Liens and processes other than Liens created hereby and by the Mortgages, the Permitted Exceptions and the Permitted Liens.

Section 5.02.  Security Interest in Collateral.  This Agreement is intended to constitute a security agreement within the meaning of the UCC.  As security for the Obligations, Borrowers hereby grant to Collateral Agent, for the benefit of Lender, a security interest constituting a first lien on the Collateral, subject to Permitted Liens.  Borrowers ratify their previous authorization for Lender or Collateral Agent to pre-file UCC financing statements and any amendments thereto describing the Collateral and containing any other information required by the applicable UCC.  Borrowers authorize Collateral Agent, and hereby grant Collateral Agent a power of attorney (which is coupled with an interest), to file financing statements and amendments thereto describing the Collateral and containing any other information required by the applicable UCC and all proper terminations of the filings of other secured parties with respect to the Collateral, in such form and substance as Collateral Agent, in its sole discretion, may determine.  Borrowers agree to execute such additional documents, including demands for terminations, assignments, affidavits, notices and similar instruments, in form satisfactory to Collateral Agent, and take such other actions that Collateral Agent deems necessary or appropriate to establish and maintain the security interest created by this Section, and each Borrower hereby designates and appoints Collateral Agent as its agent, and grants to Collateral Agent a power of attorney (which is coupled with an interest), to execute on behalf of such Borrower such additional documents and to take such other actions.  Each Borrower hereby waives any right that such Borrower may have to file with the applicable filing officer any financing statement, amendment, termination or other record pertaining to the Collateral and/or Collateral Agent’s interest therein.

Section 5.03.  Change in Name or Corporate Structure of any Borrower; Change in Location of any Borrower’s Chief Executive Office or Principal Executive Office.  Each Borrower’s chief executive office and principal executive office are located at the address set forth on Schedule 5.03, and all of such Borrower’s records relating to its business and the Collateral are kept at such location.  Borrowers hereby agree to provide written notice to Collateral Agent and Lender of any change or proposed change in its name, corporate structure, chief executive office or principal executive office or change or proposed change in the location of the Real Estate Collateral or any material portion of the Equipment Facility Collateral.  Such notice shall be provided ten days in advance of the date that such change or proposed change is planned to take effect.

Section 5.04.  Liens.  No Borrower shall, directly or indirectly, create, incur, assume or suffer to exist any Lien on or with respect to the Collateral except for the Lien created hereby or by the Mortgages, the Permitted Exceptions or the Permitted Liens.  Borrowers shall promptly, at their own expense, take such action as may be necessary duly to discharge or remove any such Lien.  Borrowers shall reimburse Collateral Agent and Lender for any expenses incurred by Collateral Agent or Lender to discharge or remove any Lien.

Section 5.05.  Assignment of Insurance.  As additional security for the Obligations, Borrowers hereby assign to Collateral Agent, for the benefit of Lender, any and all moneys (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Borrowers with respect to, any and all policies of insurance now or at any time hereafter covering the Real Estate Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and Borrowers hereby direct the issuer of any such policy to pay all such moneys directly to Collateral Agent.  Borrowers hereby assign to Collateral Agent any and all moneys due or to become due with respect to any condemnation proceeding affecting the Collateral.  At any time, whether before or after the occurrence and during the continuance of any Event of Default, Collateral Agent may (but need not), in Collateral Agent’s name or in any Borrower’s name, execute and deliver proof of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy or party in any condemnation proceeding.

Section 5.06.  Collateral Agent.  By accepting the benefits of this Agreement, Lender appoints Collateral Agent as its collateral agent under and for the purposes of the Collateral Agent Documents.  Lender authorizes Collateral Agent to act on behalf of Lender under the Collateral Agent Documents and to exercise such powers thereunder as are specifically delegated to or required of Collateral Agent by the terms thereof, together with such powers as may be reasonably incidental thereto.  Without limiting the provisions of any Collateral Agent Document, neither Collateral Agent nor the directors, officers, employees or agents thereof shall be liable to Lender (and Lender will hold Collateral Agent harmless) for any action taken or omitted to be taken by it under any Collateral Agent Document, or in connection therewith, expect for willful misconduct or gross negligence of Collateral Agent, or responsible for any recitals or warranties therein, or for the effectiveness, enforceability, validity or due execution of any Collateral Agent Document, or for the creation, perfection or priority of any lien created by any Collateral Agent Document, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, or to make any inquiry respecting the performance by Borrowers of their obligations hereunder.

ARTICLE VI

AFFIRMATIVE COVENANTS OF BORROWERS

So long as the Loan shall remain unpaid, Borrowers will comply with the following requirements:

Section 6.01.  Reporting Requirements.  Borrowers will deliver, or cause to be delivered, to Lender each of the following, which shall be in form and detail acceptable to Lender:

(a)           as soon as available, and in any event within 90 days after the end of each fiscal year of Landec, audited consolidated financial statements of Landec and its subsidiaries with the unqualified opinion of independent certified public accountants selected by Landec and reasonably acceptable to Lender, which annual financial statements shall include the consolidated balance sheet of Landec and its subsidiaries as at the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of Landec and its subsidiaries for the fiscal year then ended, all in reasonable detail and prepared in accordance with GAAP, together with (i) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder; and (ii) a certificate of the chief financial officer of Landec in the form of Exhibit C hereto stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

(b)           as soon as available and in any event within 45 days after the end of each fiscal quarter of Landec, an unaudited/internal consolidated balance sheet and statements of income and retained earnings of Landec and its subsidiaries as at the end of and for such quarter and for the year to date period then ended, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP and certified by the chief financial officer of Landec, subject to year-end audit adjustments; and accompanied by a certificate of that officer in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP, and (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

(c)           as promptly as practicable (but in any event not later than ten  Business Days) after an officer of any Borrower obtains knowledge of the occurrence of any event that constitutes a Default or an Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of such Borrower of the steps being taken by Borrowers to cure the effect of such Default or Event of Default;

(d)           promptly upon knowledge thereof, notice of any loss or destruction of or damage to any Collateral having a fair market value in excess of $100,000 or of any material adverse change in any Collateral;

(e)           promptly upon knowledge thereof, notice of any violation by any Borrower of any law, rule or regulation, the noncompliance with which could reasonably be expected to cause a material adverse effect on its financial condition, operations or business of Borrowers taken as a whole; and

(f)            promptly upon knowledge thereof, notice of any material adverse change in the financial or operating condition of any Credit Party.

Notwithstanding anything in this Section to the contrary, Credit Parties shall be deemed to have satisfied the obligations in clauses (a) and (b) of this Section (other than the obligation to provide a certificate of the chief financial officer of Landec) on the date on which Landec posts such documents, or provides a link thereto on Landec’s website on the internet at the website address www.landec.com (or any successor page notified to Lender).  Furthermore, documents required to be delivered pursuant to clauses (a) and (b) of this Section may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System.

Section 6.02.  Books and Records; Inspection and Examination.  Each Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to such Borrower’s business and financial condition and such other matters as Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon request of Lender, will permit any officer, employee, attorney or accountant for Lender to audit, review, make extracts from, or copy any and all corporate and financial books, records and properties of such Borrower at all times during ordinary business hours, and to discuss the affairs of such Borrower with any of its directors, officers, employees or agents.  Borrowers will permit Lender, or its employees, accountants, attorneys or agents, to examine and copy any or all of their records and to examine and inspect the Collateral at any time during Borrowers’ business hours.

Section 6.03.  Compliance With Laws.  Borrowers will (a) comply with the requirements of applicable laws and regulations, the noncompliance with which could reasonably be expected to cause a material adverse effect on their financial condition, operations or business and (b) use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.  Borrower shall secure all permits and licenses, if any, necessary for the installation and operation of the Collateral.  Borrowers shall comply in all respects (including, without limitation, with respect to the use, maintenance and operation of each portion of the Collateral) with all laws of the jurisdictions in which its operations involving any portion of the Collateral may extend and of any legislative, executive, administrative or judicial body exercising any power or jurisdiction over any portion of the Collateral or its interest or rights under this Agreement, the noncompliance with which could reasonably be expected to cause a material adverse effect on its financial condition, operations or business of Borrowers taken as a whole.

Section 6.04.  Environmental Compliance.  Borrowers shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of Hazardous Waste or Materials in, on or under the Properties or any adjacent property, or incorporated in any improvements, at Borrowers’ expense.  In the event that Lender or Collateral Agent at any time believes, in its sole but reasonable discretion, that any Property is not free of all Hazardous Waste or Materials other than Permitted Substances (as defined in the Environmental Indemnity Agreement) or that any Borrower has violated any applicable Environmental Laws with respect to any Property, then, upon request by Lender or Collateral Agent, Borrowers promptly shall obtain and furnish to Lender and Collateral Agent, at Borrowers’ sole cost and expense, an environmental audit and inspection of such Property from an expert satisfactory to Lender and Collateral Agent in their sole but reasonable discretion.  In the event that Borrowers fail to promptly obtain such audit or inspection, Lender or Collateral Agent or its agents may perform or obtain such audit or inspection at Borrowers’ sole cost and expense.  Lender and Collateral Agent may, but are not obligated to, enter upon any Property and take such actions and incur such costs and expenses to effect such compliance as they deem advisable to protect their interest in such Property; and whether or not any Borrower has actual knowledge of the existence of Hazardous Waste or Materials on such Property or any adjacent property as of the date hereof, Borrowers shall reimburse Lender and Collateral Agent as provided herein for the full amount of all reasonable costs and expenses incurred by Lender or Collateral Agent prior to Collateral Agent acquiring title to any Property through foreclosure or acceptance of a deed in lieu of foreclosure, in connection with such compliance activities.  Neither this provision nor any provision herein or in the Mortgages or related documents shall operate to put Lender or Collateral Agent in the position of an owner of any Property prior to any acquisition of such Property by Lender or Collateral Agent.  The rights granted to Lender and Collateral Agent herein and in the Mortgages or related documents are granted solely for the protection of Collateral Agent’s lien and security interest covering the Properties and do not grant to Lender and Collateral Agent the right to control any Borrower’s actions, decisions or policies regarding Hazardous Waste or Materials.

Section 6.05.  Payment of Taxes and Other Claims.  Borrowers will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon them or upon their income or profits, upon any properties belonging to them (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the lien created pursuant to this Agreement or the Mortgages, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by them, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of any Borrower; provided, that Borrowers shall not be required to pay any Contested Taxes.  Borrowers will pay, as the same respectively come due, all taxes and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Collateral (other than Contested Taxes), as well as all gas, water, steam, electricity, heat, power, telephone, utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Collateral.

Section 6.06.  Preservation and Maintenance of Collateral.  Borrowers (a) shall, at their own expense, maintain, preserve and keep the Collateral in good repair, working order and condition, and shall from time to time make all repairs and replacements necessary to keep the Collateral in such condition, and in compliance with state and federal laws, ordinary wear and tear excepted, (b) shall not commit waste or permit impairment or deterioration of the Collateral, (c) shall not abandon the Collateral, (d) shall restore or repair promptly and in a good and workmanlike manner all or any portion of the Collateral to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (e) shall keep all improvements and fixtures on the Properties, in good repair and shall replace fixtures and equipment on the Properties when necessary to keep such items in good repair, (f) shall generally operate and maintain the Properties in a manner to ensure maximum rentals, and (g) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Collateral, the security of this Agreement or the Mortgages or the rights or powers of Lender hereunder or thereunder.  Neither any Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Properties or any fixture in or on the Properties except when incident to the replacement of fixtures with items of like kind.  In the event that any portion of the Collateral become worn out, lost, destroyed, damaged beyond repair or otherwise rendered unfit for use, Borrowers, at their own expense and expeditiously, will replace or cause the replacement of such portion by replacement property free and clear of all liens and encumbrances and with a value and utility at least equal to that of the property being replaced (assuming that such replaced portions were otherwise in good working order and repair).  All such replacement property shall be deemed to be incorporated immediately into and to constitute an integral portion of the Collateral and, as such, shall be subject to the terms of this Agreement and the Mortgages.  Neither Lender nor Collateral shall have any responsibility in any of these matters, or for the making of improvements or additions to the Collateral.

Each Borrower represents, warrants and covenants that the Properties are and shall be in compliance with the Americans with Disabilities Act of 1990 and all of the regulations promulgated thereunder to the extent applicable to the Properties, as the same may be amended from time to time.

Section 6.07.  Insurance.  (a)  Borrowers shall obtain and maintain the following types of insurance upon and relating to the Real Estate Collateral:

(i)             “Special Form” property and fire insurance (with extended coverage endorsement including malicious mischief and vandalism) in an amount not less than the full replacement value of the Collateral (with a deductible not to exceed $100,000), naming Collateral Agent under a lender’s loss payable endorsement naming Collateral Agent as mortgagee and loss payee and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements;

(ii)            Commercial general liability insurance in an amount not less than $2,000,000 per occurrence and on an occurrence basis, insuring against personal injury, death and property damage and naming Collateral Agent and Lender as additional insureds;

(iii)           Business interruption insurance or rent loss insurance, as applicable, covering loss of rental (including all expenses payable by tenants) for up to six months in an amount of up to $5,126,000;

(iv)           Flood hazard insurance with respect to each Property in amounts not less than the maximum limit of coverage then available with respect to such Property or the amount of such Property, whichever is less if such Property is located in an area designated by the Federal Emergency Management Act or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance; and

(v)           Such other types of insurance or endorsements to existing insurance as may be required from time to time by Lender or Collateral Agent.

(b)           Upon the request of Lender or Collateral Agent, Borrowers shall increase the coverages under any of the insurance policies required to be maintained hereunder or otherwise modify such policies in accordance with Lender’s standard commercial lending practices.

(c)           All of the insurance policies required hereunder shall be issued by corporate insurers licensed to do business in the state in which each Property is located and having a Best’s Rating-Financial Size Rating of A:VIII or better as determined and published by A.M. Best Company and shall be in form acceptable to Lender and Collateral Agent.  Certificates of all insurance required to be maintained hereunder shall be delivered to Lender and Collateral Agent (which may include the requirement of an Acord 28 “Evidence of Property Insurance” form as to property insurance) prior to or contemporaneously with Borrowers’ execution of this Agreement.  All such certificates shall be in form reasonably acceptable to Lender and Collateral Agent and with respect to property insurance shall require the insurance company to give to Collateral Agent at least 30 days’ prior written notice before canceling the policy for any reason or materially amending it.  In addition, with respect to any liability policies Borrowers’ insurance broker shall endeavor to provide Collateral Agent 30 days’ prior written notice of cancellation or non-renewal (other than cancellation or non-renewal based on non-payment of premium) and 10 days prior written notice for cancellation or non-renewal based on non-payment of premium.  Certificates evidencing all renewal and substitute policies of insurance shall be delivered to Collateral Agent at least 15 days before termination of the policies being renewed or substituted.  If any loss shall occur at any time after the occurrence and during the continuance of an Event of Default, Collateral Agent shall be entitled to the benefit of all insurance policies held or maintained by Borrowers, to the same extent as if same had been made payable to Collateral Agent, and upon foreclosure under the Mortgages, Collateral Agent shall become the owner thereof.  Lender and Collateral Agent shall have the right, but not the obligation, to make premium payments, at Borrowers’ expense, to prevent any cancellation, endorsement, alteration or reissuance of any policy of insurance maintained by any Borrower, and such payments shall be accepted by the insurer to prevent same.

(d)           As among Lender, Collateral Agent and Borrowers, Borrowers assume all risks and liabilities from any cause whatsoever, whether or not covered by insurance, for loss or damage to any portion of the Collateral and for injury to or death of any person or damage to any property, whether such injury or death be with respect to agents or employees of any Borrower or of third parties, and whether such property damage be to any Borrower’s property or the property of others.  Whether or not covered by insurance, Borrowers hereby assume responsibility for and agrees to reimburse Lender and Collateral Agent for and will indemnify, defend and hold Lender and Collateral Agent harmless from and against all liabilities, obligations, losses, damages, penalties, claims, actions, costs and expenses (including reasonable attorneys’ fees) of whatsoever kind and nature, imposed on, incurred by or asserted against Lender or Collateral Agent that in any way relate to or arise out of this Agreement, the transactions contemplated hereby and the Collateral, including but not limited to, (i) the selection, manufacture, construction, purchase, acceptance or rejection of the Collateral or the ownership of the Collateral, (ii) the delivery, lease, possession, maintenance, use, condition, return or operation of the Collateral, (iii) the condition of the Collateral sold or otherwise disposed of after possession by any Borrower, (iv) any patent or copyright infringement, (v) the conduct of any Borrower, its officers, employees and agents, (vi) a breach of any Borrower of any of its covenants or obligations under any Borrower Document and (vii) any claim, loss, cost or expense involving alleged damage to the environment relating to the Collateral, including, but not limited to investigation, removal, cleanup and remedial costs.  All amounts payable by Borrowers pursuant to the immediately preceding sentence shall be paid within ten (10) days after written demand of Lender or Collateral Agent, as the case may be.  This provision shall survive the termination of this Agreement.

Section 6.08.  Preservation of Existence.  Subject to the proviso set forth in Section 7.02 hereof, each Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business; and shall conduct its business in an orderly, efficient and regular manner.

Section 6.09.  Performance by Lender.  If any Borrower at any time fails to perform or observe any of the covenants or agreements contained in any Borrower Document, and if such failure shall continue for a period of 10 calendar days after Lender or Collateral Agent gives such Borrower written notice thereof (or in the case of the agreements contained in Sections 6.06 and 6.07 hereof, immediately upon the occurrence of such failure, without notice or lapse of time), Lender or Collateral Agent may, but need not, perform or observe such covenant on behalf and in the name, place and stead of such Borrower (or, at Lender’s or Collateral Agent’s option, in Lender’s or Collateral Agent’s name) and may, but need not, take any and all other actions which Lender or Collateral Agent may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and Borrowers shall thereupon pay to Lender and Collateral Agent within ten (10) days after written demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by Lender or Collateral Agent in connection with or as a result of the performance or observance of such agreements or the taking of such action by Lender or Collateral Agent, together with interest thereon from the date expended or incurred at the lesser of 10% per annum or the highest rate permitted by law.  To facilitate the performance or observance by Lender and Collateral Agent of such covenants of Borrowers, each Borrower hereby irrevocably appoints Lender and Collateral Agent, or the delegate of Lender or Collateral Agent, acting alone, as the attorney in fact of such Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of such Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by such Borrower under this Agreement.

Section 6.10.  GreenLine Permits.  Borrowers shall provide Collateral Agent with evidence of obtaining all of the GreenLine Permits, the form and substance of which shall be acceptable in Collateral Agent’s sole but reasonable discretion, within 30 days of the Closing Date; provided, however, that, if Borrowers are unable to obtain the GreenLine Permits within such 30-day period and are diligently pursuing the receipt of the same, Borrowers shall have an additional 30-day period to obtain the GreenLine Permits.  The failure of Borrowers to comply with this Section or otherwise obtain the GreenLine Permits within 60 days of the Closing Date shall constitute an immediate Event of Default hereunder.

ARTICLE VII

NEGATIVE COVENANTS OF BORROWERS

So long as the Loan shall remain unpaid, Borrowers agree that:

Section 7.01.  Sale of Assets.  No Borrower will sell, lease, assign, transfer or otherwise dispose of all or a substantial part of its assets or of any of the Real Estate Collateral or any interest therein (whether in one transaction or in a series of transactions).

Section 7.02.  Consolidation and Merger.  No Borrower will consolidate with or merge into any person, or permit any other person to merge into it or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other person; provided, however, notwithstanding the foregoing or any other provision in this Agreement or any other Loan Document to the contrary, (i) GreenLine Logistics may merge into Apio with the survivor being Apio; and (ii) GreenLine SC may merge into GreenLine Foods with the survivor being GreenLine Foods and GreenLine Holding and  GreenLine Foods may merge into Apio with Apio being the survivor thereof (the “Merger”), provided that Borrowers provide Lender with the following items in form and substance acceptable to Lender:

(a)           An assignment and assumption agreement (the “Assignment”), properly executed on behalf of Credit Parties and a memorandum of which for recordation in the real estate records of Wood County, Ohio, York County, Pennsylvania and York County, South Carolina.

(b)           A certificate of the Secretary or an Assistant Secretary of Apio certifying as to (i) the resolutions of Apio, authorizing the execution, delivery and performance of the Assignment and any related documents, (ii) the bylaws of Apio, and (iii) the signatures of the officers or agents of Apio authorized to execute and deliver the Assignment and other instruments, agreements and certificates on behalf of Apio.

(c)           Currently certified copies of the Article of Incorporation of Apio, including evidence of the Merger.

(d)           A Certificate of Good Standing issued as to Apio by the Secretary of the State of the States of California, Ohio, Pennsylvania and South Carolina not more than 30 days after the date of the Merger.

(e)           Financing statements authorized by Apio, as debtor, and naming Collateral Agent, as secured party.

(f)            Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against Apio, (ii) no financing statements have been filed and remain in effect against Apio relating to the Collateral except those financing statements filed by Lender, and (iii) all financing statements necessary to perfect the security interest created pursuant to this Agreement have been filed.

(g)           An opinion of counsel to Apio, addressed to Lender and Collateral Agent.

(h)           Date down and mortgage modification endorsements to Collateral Agent’s tile insurance policies insuring the liens of the Mortgages against the Properties located in Ohio, Pennsylvania and South Carolina.

(i)             Payment of Lender’s expenses incurred in connection with the Merger.

(j)            Any other documents or items reasonably required by Lender.

Section 7.03.  Accounting.  No Borrower will adopt, permit or consent to any material change in accounting principles other than as required by GAAP.  No Borrower will adopt, permit or consent to any change in its fiscal year.

Section 7.04.  Modifications and Substitutions.  Except for the enclosure of the 30,000 square foot portion of the Property located in California as previously disclosed to Lender, no Borrower shall make any material alterations, modifications or additions to, or substitutions of, the Real Estate Collateral without the prior written consent of Lender (such consent not to be unreasonably withheld or delayed); provided, however, that any substitutions made pursuant to Borrowers’ obligations to make repairs referenced under any provision of this Agreement shall not require such prior written consent.  Borrowers shall provide such documents or assurances as Lender may reasonably request to maintain or confirm the lien in favor of Lender on the Real Estate Collateral as so altered, modified or substituted.

Section 7.05.  Use of Property.  Unless required by applicable law or unless Lender has otherwise agreed in writing, no Borrower shall allow changes in the use for which all or any part of any Property was intended at the time this Agreement was executed.  No Borrower shall, without Lender’s prior written consent, (a) initiate or acquiesce in a change in the zoning classification (including any variance under any existing zoning ordinance applicable to any Property), (b) permit the use of any Property to become a non-conforming use under applicable zoning ordinances, (c) file any subdivision or parcel map affecting any Property, or (d) amend, modify or consent to any easement or covenants, conditions and restrictions pertaining to any Property.

ARTICLE VIII

DAMAGE AND DESTRUCTION; CONDEMNATION

Section 8.01.  Damage and Destruction.  Borrowers shall provide a complete written report to Collateral Agent and Lender immediately upon any loss, theft, damage or destruction of any Collateral and of any accident involving any Real Estate Collateral resulting in a loss of at least $350,000.  With respect to any Damaged Collateral, Borrowers shall as soon as practicable after such event either: (a) replace the same at Borrowers’ sole cost and expense with property having substantially similar specifications and of equal or greater value to the Damaged Collateral immediately prior to the time of the loss occurrence, such replacement property to be subject to Collateral Agent’s and Lender’s approval, whereupon such replacement property shall be substituted in this Agreement and the other related documents by appropriate endorsement or amendment; or (b) with respect to Damaged Collateral involving a loss of at least $350,000, pay the applicable Damaged Collateral Amount.  With respect to Damaged Collateral involving a loss of at least $350,000, Borrowers shall notify Collateral Agent and Lender of which course of action it will take within 30 calendar days after the loss occurrence.  If, within 90 calendar days of the loss occurrence, (a) Borrowers fail to notify Collateral Agent and Lender; (b) Borrowers, Collateral Agent and Lender fail to execute an amendment to this Agreement and any related document to delete the Damaged Collateral and add the replacement property or (c) Borrowers fail to pay the applicable Damaged Collateral Amount, then Lender may, at its sole discretion, declare the applicable Damaged Collateral Amount to be immediately due and payable, and Borrowers are required to pay the same.  The Net Proceeds of insurance with respect to the Damaged Collateral shall be made available by Collateral Agent to be applied to discharge Borrowers’ obligation under this Section.  The payment of the Damaged Collateral Amount and the termination of Collateral Agent’s interest in the Damaged Collateral is subject to the terms of Section 2.07 hereof.  For purposes of this Section, the term “Net Proceeds” shall mean the amount remaining from the gross proceeds of any insurance claim after deducting all expenses (including reasonable attorneys’ fees) incurred in the collection of such claim.

Section 8.02.  Condemnation.  If the Real Estate Collateral, or any part thereof with a book value in excess of $350,000, shall be condemned for any reason, including without limitation fire or earthquake damage, or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Real Estate Collateral shall be paid to Collateral Agent who shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of Collateral Agent and Lender, including reasonable attorneys’ fees incurred in connection with collection of such amounts, and (b) the balance against the amounts due hereunder; provided, however, that if (i) no Event of Default shall have occurred and be continuing hereunder, (ii) Borrowers provide evidence satisfactory to Collateral Agent and Lender of its ability to pay all amounts becoming due hereunder during the pendency of any restoration or repairs to or replacement of the Real Estate Collateral, (iii) Collateral Agent determines, in its sole discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Real Estate Collateral as nearly as possible to its value, condition and character immediately prior to such taking (or, if the proceeds of such award are insufficient for such purpose, if Borrowers provide additional sums to Collateral Agent’s satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose), and (iv) Borrowers provide evidence satisfactory to Collateral Agent in its sole but reasonable discretion that none of the tenants of such Property will terminate their lease agreements as a result of either the condemnation or taking or the repairs to or replacement of the Real Estate Collateral, the proceeds of such award, together with additional sums provided by Borrowers, shall be placed in a separate account for the benefit of Collateral Agent and Borrowers to be used to restore, repair, replace and rebuild the Real Estate Collateral as nearly as possible to its value, condition and character immediately prior to such taking.  All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior approval of Collateral Agent.  To the extent that any funds remain after the Real Estate Collateral has been so restored and repaired, the same shall be applied against the amounts due hereunder in such order as Collateral Agent and Lender may elect.  To enforce their rights hereunder, Collateral Agent and Lender shall be entitled to participate in and control any condemnation proceedings relating to any portion of the Real Estate Collateral with a book value of at least $350,000 and to be represented therein by counsel of their own choice, and Borrowers will deliver, or cause to be delivered to Collateral Agent and Lender such instruments as may be requested by them from time to time to permit such participation.  In the event Lender, as a result of any such judgment, decree or award, believes in its sole but reasonable discretion that the payment or performance of the Loan is impaired, Lender may declare all of the amounts due hereunder immediately due and payable.

ARTICLE IX

ASSIGNMENT, SUBLEASING AND SELLING

Section 9.01.  Assignment by Lender.  This Agreement, and the obligations of Borrowers to make payments hereunder, may be assigned and reassigned in whole or in part to one or more assignees or subassignees by Lender at any time subsequent to its execution, without the necessity of obtaining the consent of any Borrower; provided, however, that no such assignment or reassignment shall be effective unless and until Borrowers shall have received notice of the assignment or reassignment disclosing the name and address of the assignee or subassignee.  Upon receipt of notice of assignment, Borrowers shall agree to make all payments to the assignee designated in the notice of assignment, notwithstanding any claim, defense, setoff or counterclaim whatsoever (whether arising from a breach of this Agreement or otherwise) that Borrowers may from time to time have against Lender or the assignee.  Borrowers agree to execute all documents, including notices of assignment and chattel mortgages, which may be reasonably requested by Lender or its assignee to protect their interest in the Collateral and in this Agreement.

Section 9.02.  No Sale or Assignment by Borrowers.  This Agreement and the interest of Borrowers in the Collateral may not be sold, assumed, assigned or encumbered by Borrowers other than (a) in accordance with Section 7.01 hereof and (ii) by the lien created hereunder and under the Mortgages, the Permitted Exceptions and the Permitted Liens.

ARTICLE X

EVENTS OF DEFAULT AND REMEDIES

Section 10.01.  Events of Default.  The following constitute “Events of Default” under this Agreement:

(a)           failure by Borrowers to pay to Lender when due any Loan Payment or to pay any other payment required to be paid hereunder and the continuation of such failure for a period of 10 days;

(b)           failure by Borrowers to maintain insurance on the Real Estate Collateral in accordance with Section 6.07 hereof;

(c)           failure by Borrowers to comply with the provisions of Section 5.04, 6.01, 7.01 or 7.02 hereof;

(d)           failure by any Credit Party to observe and perform any other covenant, condition or agreement contained in any Borrower Document or in any other document or agreement executed in connection herewith on its part to be observed or performed for a period of 30 days after written notice is given to such Credit Party specifying such failure and directing that it be remedied; provided, however, that, if the failure stated in such notice cannot be corrected within such 30-day period, Lender will not unreasonably withhold its consent to an extension of such time if corrective action is instituted by Credit Parties, within the applicable period and diligently pursued until the default is corrected;

(e)           any Credit Party shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or any Credit Party shall apply for or consent to the appointment of any receiver, trustee or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of such Credit Party; or any Credit Party shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against any Credit Party; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of any Credit Party;

(f)           determination by Lender that any representation or warranty made by any Credit Party in any Loan Document or in any other document executed in connection herewith was untrue in any material respect when made;

(g)           an amendment or termination relating to a filed financing statement describing any of the Collateral is improperly filed;

(h)           the occurrence of an event of default and the expiration of any applicable notice and cure period under the Equipment Credit Facility or the Revolving Credit Facility;

(i)            the occurrence of an event of default and the expiration of any applicable notice and cure period under any instrument, agreement or other document evidencing, relating to or securing any indebtedness or other monetary obligation of any Credit Party having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $1,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

(j)            either Guarantor shall repudiate, purport to revoke or fail to perform such Guarantor’s obligations under the Guaranty Agreement;

(k)           except as otherwise provided pursuant to Section 7.02 hereof, ownership of any Borrower changes during the period that the Loan is outstanding (each Borrower hereby acknowledges that Lender has made its decision to enter into the transactions contemplated hereby based upon the management expertise of the current owners and their ownership of such Borrower); and

(l)            the occurrence of an event of default and the expiration of any applicable notice and cure period under any Borrower Document or any other agreement between or among GECC and any Borrower.

Section 10.02.  Remedies on Default.  Whenever an Event of Default described in Section 10.01(e) hereof shall have occurred, the Prepayment Amount automatically shall be due and payable, whereupon the Prepayment Amount automatically shall become and be forthwith due and payable without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers.  Whenever any Event of Default shall have occurred, Lender and/or Collateral Agent shall have the right, at its sole option without any further demand or notice, to take any one or any combination of the following remedial steps which are accorded to Lender by applicable law:

(a)           by notice to any Borrower, declare the Prepayment Amount to be forthwith due and payable, whereupon the Prepayment Amount shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers;

(b)           proceed by appropriate court action to enforce specific performance by Borrowers of the applicable covenants of this Agreement or to recover for the breach thereof, including the payment of all amounts due from Borrowers.  Borrowers shall pay or repay to Lender and Collateral Agent all costs of such action or court action, including, without limitation, reasonable attorneys’ fees;

(c)           exercise all rights and remedies under any Borrower Document; and

(d)           take whatever action at law or in equity that may appear necessary or desirable to enforce its rights with respect to the Collateral.  Borrowers shall pay or repay to Lender all costs of such action or court action, including, without limitation, reasonable attorneys’ fees.

All proceeds from any disposition of the Collateral shall be applied in the following manner:

FIRST, to pay all proper and reasonable costs and expenses associated with the recovery, repair, storage and sale of the Collateral, including reasonable attorneys’ fees and expenses;

SECOND, to pay (i) Lender the amount of all unpaid Loan Payments or other obligations (whether direct or indirect owed by Borrowers to Lender), if any, which are then due and owing, together with interest and late charges thereon, (ii) Lender the then applicable Prepayment Amount (taking into account the payment of past-due Loan Payments as aforesaid), plus a pro rata allocation of interest, at the rate utilized to calculate the Loan Payments, from the next preceding due date of a Loan Payment until the date of payment by the buyer, and (iii) any other amounts due hereunder, including indemnity payments, taxes, charges, reimbursement of any advances and other amounts payable to Lender or Collateral Agent hereunder; and

THIRD, to pay the remainder of the sale proceeds, purchase moneys or other amounts paid by a buyer of the Collateral to Borrowers.

Notwithstanding any other remedy exercised hereunder, Borrowers shall remain obligated to pay to Lender any unpaid portion of the Prepayment Amount.

Section 10.03.  No Remedy Exclusive.  No remedy herein conferred upon or reserved to Lender or Collateral Agent is intended to be exclusive and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity.  No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.  In order to entitle Lender or Collateral Agent to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice other than such notice as may be required by this Article.  All remedies herein conferred upon or reserved to Lender or Collateral Agent shall survive the termination of this Agreement.

Section 10.04.  Late Charge; Default Interest.  If Lender does not receive from Borrowers payment in full of any Loan Payment or any other sum due under this Agreement or any other Loan Document within 10 days after its due date, Borrowers agree to pay a late fee equal to five percent (5%) on such late Loan Payment or other sum, but not exceeding any lawful maximum.  Such late fee will be immediately due and payable, and is in addition to any other costs, fees and expenses that Borrowers may owe as a result of such late payment.  Additionally, if the Loan is accelerated pursuant to Section 10.02 hereof, the amounts due and owing hereunder shall accrue interest at the lesser of 10% per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).  The application of such 10% interest rate shall not be interpreted or deemed to extend any cure period set forth in this Agreement or any other Loan Document, cure any default or otherwise limit Lender’s or Collateral Agent’s rights or remedies hereunder or under any Loan Document.

ARTICLE XI

MISCELLANEOUS

Section 11.01.  Costs and Expenses of Lender and Collateral Agent.  Borrowers shall pay to Lender and Collateral Agent, in addition to the Loan Payments payable by Borrowers hereunder, such amounts as shall be required by Lender or Collateral Agent in payment of any reasonable costs and expenses incurred by Lender or Collateral Agent in connection with the execution, performance or enforcement of this Agreement, including but not limited to payment of all reasonable fees, costs and expenses and all administrative costs of Lender or Collateral Agent in connection with the Collateral, expenses (including, without limitation, attorneys’ fees and disbursements), fees of auditors or attorneys, insurance premiums not otherwise paid hereunder and all other direct and necessary administrative costs of Lender or Collateral Agent or charges required to be paid by it in order to comply with the terms of, or to enforce its rights under, this Agreement.  Such costs and expenses shall be billed to Borrowers by Lender or Collateral Agent, as the case may be, from time to time, together with a statement certifying that the amount so billed has been paid by Lender or Collateral Agent for one or more of the items above described, or that such amount is then payable by Lender or Collateral Agent for such items.  Amounts so billed shall be due and payable by Borrowers within 30 days after receipt of the bill by Borrowers.

Section 11.02.  Disclaimer of Warranties.  LENDER MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, DESIGN, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR FITNESS FOR USE OF THE COLLATERAL, OR ANY OTHER WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT THERETO.  In no event shall Lender be liable for any loss or damage in connection with or arising out of this Agreement, the Collateral or the existence, furnishing, functioning or Borrowers’ use of any item or products or services provided for in this Agreement.

Section 11.03.  Notices.  All notices, certificates, requests, demands and other communications provided for hereunder or under any Borrower Document shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, or (c) sent by overnight courier of national reputation, in each case addressed to the party to whom notice is being given at its address as set forth above or, as to each party, at such other address as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section.  All such notices, requests, demands and other communications shall be deemed to have been given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, or (c) the date sent if sent by overnight courier.  If notice to Borrowers of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in this Section) at least 10 calendar days prior to the date of intended disposition or other action.

Section 11.04.  Further Assurance and Corrective Instruments.  Borrowers hereby agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further acts, instruments, conveyances, transfers and assurances, as Lender or Collateral Agent reasonably deems necessary or advisable for the implementation, correction, confirmation or perfection of any Borrower Document and any rights of Lender or Collateral Agent thereunder.

Section 11.05.  Binding Effect; Time of the Essence.  This Agreement shall inure to the benefit of and shall be binding upon Lender, Borrowers and their respective successors and assigns.  Time is of the essence.

Section 11.06.  Severability.  In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 11.07.  Amendments.  To the extent permitted by law, the terms of this Agreement shall not be waived, altered, modified, supplemented or amended in any manner whatsoever except by written instrument signed by the parties hereto, and then such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Section 11.08.  Execution in Counterparts.  This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 11.09.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York (excluding choice-of-law principles).

Section 11.10.  Captions.  The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

Section 11.11.  Entire Agreement.  The Borrower Documents and all exhibits thereto constitute the entire agreement between Lender and Borrowers.  There are no understandings, agreements, representations or warranties, express or implied, not specified herein or in such documents regarding this Agreement or the Properties.

Section 11.12.  Usury.  It is the intention of the parties hereto to comply with any applicable usury laws; accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Agreement, in no event shall this Agreement require the payment or permit the collection of interest or any amount in the nature of interest or fees in excess of the maximum permitted by applicable law.

Section 11.13.  Limitations of Liability.  In no event, whether as a result of breach of contract, warranty, tort (including negligence or strict liability), indemnity or otherwise, shall Lender, its assignees, if any, or Collateral Agent be liable for any special, consequential, incidental, punitive or penal damages, including, but not limited to, loss of profit or revenue, loss of use of the Collateral, service materials or software, damage to associated equipment, service materials or software, cost of capital, cost of substitute property, service materials or software, facilities, services or replacement power or downtime costs.

Section 11.14.  Waiver of Jury Trial.  LENDER, COLLATERAL AGENT AND BORROWERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS AMONG LENDER, COLLATERAL AGENT OR BORROWERS RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG LENDER, COLLATERAL AGENT AND BORROWERS.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY RELATED TRANSACTIONS.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[REMAINDER OF PAGE INTENTIONALLY BLANK; EXECUTION PAGE FOLLOWS.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in their respective corporate names by their duly authorized officers, all as of the date first written above.

Lender and Collateral Agent:	GENERAL ELECTRIC CAPITAL CORPORATION, as lender and as collateral agent

	By:	/s/ Richard S. Hulit
	Title:	Transaction and Syndication Manager

Borrowers:	APIO, INC.

	By:	/s/ Gregory S. Skinner
	Title:	Vice President

APIO COOLING A CALIFORNIA LIMITED PARTNERSHIP

By: APIO, INC., its general partner

	By:	/s/ Gregory S. Skinner
	Title:	Vice President

GREENLINE FOODS, INC.

By:	/s/ Gregory S. Skinner
Title:	Treasurer

GREENLINE SOUTH CAROLINA PROPERTIES, LLC

By:	/s/ Gregory S. Skinner
Title:	Treasurer

[EXECUTION PAGE OF LOAN AGREEMENT]

Annex I to Loan Agreement

NOTICE ADDRESSES

Lender

General Electric Capital Corporation
230 Schilling Circle
Suite 300
Hunt Valley, MD 21031

Borrowers

Apio, Inc.
4575 W. Main St.; P.O. Box 727
Guadalupe, CA 93434
Attn: Jeffery S. Kraetsch
Corporate Controller
Facsimile: (805) 249-6239

Apio Cooling A California Limited Partnership

c/o Apio, Inc.
4575 W. Main St.; P.O. Box 727
Guadalupe, CA 93434
Attn: Jeffery S. Kraetsch
Corporate Controller
Facsimile: (805) 249-6239

GreenLine Foods, Inc.

c/o Apio, Inc.
4575 W. Main St.; P.O. Box 727
Guadalupe, CA 93434
Attn: Jeffery S. Kraetsch
Corporate Controller
Facsimile: (805) 249-6239

GreenLine South Carolina Properties, LLC

c/o Apio, Inc.
4575 W. Main St.; P.O. Box 727
Guadalupe, CA 93434
Attn: Jeffery S. Kraetsch
Corporate Controller
Facsimile: (805) 249-6239

Exhibit A-1 to Loan Agreement

SCHEDULE OF LOAN PAYMENTS (PERMANENT NOTE)

Rate:	4.02%
Loan Amount:	17,956,250.00
Basis:	360 / 360

Payment	Starting	Loan			Remaining
Date	Balance	Payment	Interest	Principal	Balance
4/23/2012	-	-	-	-	17,956,250.00
5/1/2012	17,956,250.00	16,040.92	16,040.92	-	17,956,250.00
6/1/2012	17,956,250.00	133,060.07	60,153.44	72,906.63	17,883,343.37
7/1/2012	17,883,343.37	133,060.07	59,909.20	73,150.87	17,810,192.50
8/1/2012	17,810,192.50	133,060.07	59,664.14	73,395.93	17,736,796.57
9/1/2012	17,736,796.57	133,060.07	59,418.27	73,641.80	17,663,154.77
10/1/2012	17,663,154.77	133,060.07	59,171.57	73,888.50	17,589,266.27
11/1/2012	17,589,266.27	133,060.07	58,924.04	74,136.03	17,515,130.24
12/1/2012	17,515,130.24	133,060.07	58,675.69	74,384.38	17,440,745.86
1/1/2013	17,440,745.86	133,060.07	58,426.50	74,633.57	17,366,112.29
2/1/2013	17,366,112.29	133,060.07	58,176.48	74,883.59	17,291,228.70
3/1/2013	17,291,228.70	133,060.07	57,925.62	75,134.45	17,216,094.25
4/1/2013	17,216,094.25	133,060.07	57,673.92	75,386.15	17,140,708.10
5/1/2013	17,140,708.10	133,060.07	57,421.37	75,638.70	17,065,069.40
6/1/2013	17,065,069.40	133,060.07	57,167.98	75,892.09	16,989,177.31
7/1/2013	16,989,177.31	133,060.07	56,913.74	76,146.33	16,913,030.98
8/1/2013	16,913,030.98	133,060.07	56,658.65	76,401.42	16,836,629.56
9/1/2013	16,836,629.56	133,060.07	56,402.71	76,657.36	16,759,972.20
10/1/2013	16,759,972.20	133,060.07	56,145.91	76,914.16	16,683,058.04
11/1/2013	16,683,058.04	133,060.07	55,888.24	77,171.83	16,605,886.21
12/1/2013	16,605,886.21	133,060.07	55,629.72	77,430.35	16,528,455.86

1/1/2014	16,528,455.86	133,060.07	55,370.33	77,689.74	16,450,766.12
2/1/2014	16,450,766.12	133,060.07	55,110.07	77,950.00	16,372,816.12
3/1/2014	16,372,816.12	133,060.07	54,848.93	78,211.14	16,294,604.98
4/1/2014	16,294,604.98	133,060.07	54,586.93	78,473.14	16,216,131.84
5/1/2014	16,216,131.84	133,060.07	54,324.04	78,736.03	16,137,395.81
6/1/2014	16,137,395.81	133,060.07	54,060.28	78,999.79	16,058,396.02
7/1/2014	16,058,396.02	133,060.07	53,795.63	79,264.44	15,979,131.58
8/1/2014	15,979,131.58	133,060.07	53,530.09	79,529.98	15,899,601.60
9/1/2014	15,899,601.60	133,060.07	53,263.67	79,796.40	15,819,805.20
10/1/2014	15,819,805.20	133,060.07	52,996.35	80,063.72	15,739,741.48
11/1/2014	15,739,741.48	133,060.07	52,728.13	80,331.94	15,659,409.54
12/1/2014	15,659,409.54	133,060.07	52,459.02	80,601.05	15,578,808.49
1/1/2015	15,578,808.49	133,060.07	52,189.01	80,871.06	15,497,937.43
2/1/2015	15,497,937.43	133,060.07	51,918.09	81,141.98	15,416,795.45
3/1/2015	15,416,795.45	133,060.07	51,646.26	81,413.81	15,335,381.64
4/1/2015	15,335,381.64	133,060.07	51,373.53	81,686.54	15,253,695.10
5/1/2015	15,253,695.10	133,060.07	51,099.88	81,960.19	15,171,734.91
6/1/2015	15,171,734.91	133,060.07	50,825.31	82,234.76	15,089,500.15
7/1/2015	15,089,500.15	133,060.07	50,549.83	82,510.24	15,006,989.91
8/1/2015	15,006,989.91	133,060.07	50,273.42	82,786.65	14,924,203.26
9/1/2015	14,924,203.26	133,060.07	49,996.08	83,063.99	14,841,139.27
10/1/2015	14,841,139.27	133,060.07	49,717.82	83,342.25	14,757,797.02
11/1/2015	14,757,797.02	133,060.07	49,438.62	83,621.45	14,674,175.57
12/1/2015	14,674,175.57	133,060.07	49,158.49	83,901.58	14,590,273.99
1/1/2016	14,590,273.99	133,060.07	48,877.42	84,182.65	14,506,091.34
2/1/2016	14,506,091.34	133,060.07	48,595.41	84,464.66	14,421,626.68
3/1/2016	14,421,626.68	133,060.07	48,312.45	84,747.62	14,336,879.06
4/1/2016	14,336,879.06	133,060.07	48,028.55	85,031.52	14,251,847.54
5/1/2016	14,251,847.54	133,060.07	47,743.69	85,316.38	14,166,531.16

6/1/2016	14,166,531.16	133,060.07	47,457.88	85,602.19	14,080,928.97
7/1/2016	14,080,928.97	133,060.07	47,171.11	85,888.96	13,995,040.01
8/1/2016	13,995,040.01	133,060.07	46,883.38	86,176.69	13,908,863.32
9/1/2016	13,908,863.32	133,060.07	46,594.69	86,465.38	13,822,397.94
10/1/2016	13,822,397.94	133,060.07	46,305.03	86,755.04	13,735,642.90
11/1/2016	13,735,642.90	133,060.07	46,014.40	87,045.67	13,648,597.23
12/1/2016	13,648,597.23	133,060.07	45,722.80	87,337.27	13,561,259.96
1/1/2017	13,561,259.96	133,060.07	45,430.22	87,629.85	13,473,630.11
2/1/2017	13,473,630.11	133,060.07	45,136.66	87,923.41	13,385,706.70
3/1/2017	13,385,706.70	133,060.07	44,842.12	88,217.95	13,297,488.75
4/1/2017	13,297,488.75	133,060.07	44,546.59	88,513.48	13,208,975.27
5/1/2017	13,208,975.27	133,060.07	44,250.07	88,810.00	13,120,165.27
6/1/2017	13,120,165.27	133,060.07	43,952.55	89,107.52	13,031,057.75
7/1/2017	13,031,057.75	133,060.07	43,654.04	89,406.03	12,941,651.72
8/1/2017	12,941,651.72	133,060.07	43,354.53	89,705.54	12,851,946.18
9/1/2017	12,851,946.18	133,060.07	43,054.02	90,006.05	12,761,940.13
10/1/2017	12,761,940.13	133,060.07	42,752.50	90,307.57	12,671,632.56
11/1/2017	12,671,632.56	133,060.07	42,449.97	90,610.10	12,581,022.46
12/1/2017	12,581,022.46	133,060.07	42,146.43	90,913.64	12,490,108.82
1/1/2018	12,490,108.82	133,060.07	41,841.86	91,218.21	12,398,890.61
2/1/2018	12,398,890.61	133,060.07	41,536.28	91,523.79	12,307,366.82
3/1/2018	12,307,366.82	133,060.07	41,229.68	91,830.39	12,215,536.43
4/1/2018	12,215,536.43	133,060.07	40,922.05	92,138.02	12,123,398.41
5/1/2018	12,123,398.41	133,060.07	40,613.39	92,446.68	12,030,951.73
6/1/2018	12,030,951.73	133,060.07	40,303.69	92,756.38	11,938,195.35
7/1/2018	11,938,195.35	133,060.07	39,992.95	93,067.12	11,845,128.23
8/1/2018	11,845,128.23	133,060.07	39,681.18	93,378.89	11,751,749.34
9/1/2018	11,751,749.34	133,060.07	39,368.36	93,691.71	11,658,057.63
10/1/2018	11,658,057.63	133,060.07	39,054.49	94,005.58	11,564,052.05

11/1/2018	11,564,052.05	133,060.07	38,739.57	94,320.50	11,469,731.55
12/1/2018	11,469,731.55	133,060.07	38,423.60	94,636.47	11,375,095.08
1/1/2019	11,375,095.08	133,060.07	38,106.57	94,953.50	11,280,141.58
2/1/2019	11,280,141.58	133,060.07	37,788.47	95,271.60	11,184,869.98
3/1/2019	11,184,869.98	133,060.07	37,469.31	95,590.76	11,089,279.22
4/1/2019	11,089,279.22	133,060.07	37,149.09	95,910.98	10,993,368.24
5/1/2019	10,993,368.24	133,060.07	36,827.78	96,232.29	10,897,135.95
6/1/2019	10,897,135.95	133,060.07	36,505.41	96,554.66	10,800,581.29
7/1/2019	10,800,581.29	133,060.07	36,181.95	96,878.12	10,703,703.17
8/1/2019	10,703,703.17	133,060.07	35,857.41	97,202.66	10,606,500.51
9/1/2019	10,606,500.51	133,060.07	35,531.78	97,528.29	10,508,972.22
10/1/2019	10,508,972.22	133,060.07	35,205.06	97,855.01	10,411,117.21
11/1/2019	10,411,117.21	133,060.07	34,877.24	98,182.83	10,312,934.38
12/1/2019	10,312,934.38	133,060.07	34,548.33	98,511.74	10,214,422.64
1/1/2020	10,214,422.64	133,060.07	34,218.32	98,841.75	10,115,580.89
2/1/2020	10,115,580.89	133,060.07	33,887.20	99,172.87	10,016,408.02
3/1/2020	10,016,408.02	133,060.07	33,554.97	99,505.10	9,916,902.92
4/1/2020	9,916,902.92	133,060.07	33,221.63	99,838.44	9,817,064.48
5/1/2020	9,817,064.48	133,060.07	32,887.17	100,172.90	9,716,891.58
6/1/2020	9,716,891.58	133,060.07	32,551.59	100,508.48	9,616,383.10
7/1/2020	9,616,383.10	133,060.07	32,214.88	100,845.19	9,515,537.91
8/1/2020	9,515,537.91	133,060.07	31,877.05	101,183.02	9,414,354.89
9/1/2020	9,414,354.89	133,060.07	31,538.09	101,521.98	9,312,832.91
10/1/2020	9,312,832.91	133,060.07	31,197.99	101,862.08	9,210,970.83
11/1/2020	9,210,970.83	133,060.07	30,856.75	102,203.32	9,108,767.51
12/1/2020	9,108,767.51	133,060.07	30,514.37	102,545.70	9,006,221.81
1/1/2021	9,006,221.81	133,060.07	30,170.84	102,889.23	8,903,332.58
2/1/2021	8,903,332.58	133,060.07	29,826.16	103,233.91	8,800,098.67
3/1/2021	8,800,098.67	133,060.07	29,480.33	103,579.74	8,696,518.93

4/1/2021	8,696,518.93	133,060.07	29,133.34	103,926.73	8,592,592.20
5/1/2021	8,592,592.20	133,060.07	28,785.18	104,274.89	8,488,317.31
6/1/2021	8,488,317.31	133,060.07	28,435.86	104,624.21	8,383,693.10
7/1/2021	8,383,693.10	133,060.07	28,085.37	104,974.70	8,278,718.40
8/1/2021	8,278,718.40	133,060.07	27,733.71	105,326.36	8,173,392.04
9/1/2021	8,173,392.04	133,060.07	27,380.86	105,679.21	8,067,712.83
10/1/2021	8,067,712.83	133,060.07	27,026.84	106,033.23	7,961,679.60
11/1/2021	7,961,679.60	133,060.07	26,671.63	106,388.44	7,855,291.16
12/1/2021	7,855,291.16	133,060.07	26,315.23	106,744.84	7,748,546.32
1/1/2022	7,748,546.32	133,060.07	25,957.63	107,102.44	7,641,443.88
2/1/2022	7,641,443.88	133,060.07	25,598.84	107,461.23	7,533,982.65
3/1/2022	7,533,982.65	133,060.07	25,238.84	107,821.23	7,426,161.42
4/1/2022	7,426,161.42	133,060.07	24,877.64	108,182.43	7,317,978.99
5/1/2022	7,317,978.99	7,342,494.22	24,515.23	7,317,978.99	0.00

Exhibit A-2 to Loan Agreement

SCHEDULE OF LOAN PAYMENTS (BRIDGE NOTE)

Rate:	4.02%
Loan Amount:	1,200,000.00
Basis:	360 / 360

Payment	Starting	Loan			Remaining
Date	Balance	Payment	Interest	Principal	Balance

4/23/2012	-	-	-	-	1,200,000.00
5/1/2012	1,200,000.00	1,072.00	1,072.00	-	1,200,000.00
6/1/2012	1,200,000.00	8,901.55	4,020.00	4,881.55	1,195,118.45
7/1/2012	1,195,118.45	8,901.55	4,003.65	4,897.90	1,190,220.55
8/1/2012	1,190,220.55	8,901.55	3,987.24	4,914.31	1,185,306.24
9/1/2012	1,185,306.24	8,901.55	3,970.78	4,930.77	1,180,375.47
10/1/2012	1,180,375.47	8,901.55	3,954.26	4,947.29	1,175,428.18
11/1/2012	1,175,428.18	8,901.55	3,937.68	4,963.87	1,170,464.31
12/1/2012	1,170,464.31	8,901.55	3,921.06	4,980.49	1,165,483.82
1/1/2013	1,165,483.82	8,901.55	3,904.37	4,997.18	1,160,486.64
2/1/2013	1,160,486.64	8,901.55	3,887.63	5,013.92	1,155,472.72
3/1/2013	1,155,472.72	8,901.55	3,870.83	5,030.72	1,150,442.00
4/1/2013	1,150,442.00	8,901.55	3,853.98	5,047.57	1,145,394.43
5/1/2013	1,145,394.43	1,149,231.50	3,837.07	1,145,394.43	-

Exhibit B to Loan Agreement

LIST OF EQUIPMENT FACILITY COLLATERAL

[TO BE ATTACHED]

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

7	1996 GMC Sierra Pickup; brown	1000013	1GTEK19K3RE556510
762	2001 Chevy; CK15703; white		1GCEK14V21Z113392
1325	'87 International Flatbed	1000050	1HTLDUGP3HH504330
1560	1999 Silverado; pewter	1000763	1GCEK19TOXE226555
1638	2000 Silverado; gold		1GCEC19T9YZ328735
1650	Ford Explore, 2000, white		1FMZU63P1YZB89655
2221	Watering Truck		1HTAR1825BHB24745
2384	2006 Chevy Silverado		1GCHK29D26E191012
2430	2005 Chevy		LAST FOUR DIGITS 7214
2496	VA Trans Truck - 08 Intl 4300		HTMMAAN08H560509
2530	2008 GMC Sierra 1500		2GTFK13M081184859
2583	GMC Sierrra 2008	243075
2627	Toyota Tundra 4x4 2010 White		5TFUM5F19AX003538
2629	Toyota Tundra 4x4 2010 Silver		5TFUM5F13AX002868
2666	2010 Chevy Silverado Gray	8Z65129	1GCSKTE35AZ132787
2670	2010 Chevy Silverado Silver		3GCRKSE3XAG289255
2671	2010 Chevy Silverado White	47270A1	3GCRKSE37AG295174
2685	2011 GMC Sierra 1500 Grey		3GTP2VE37BG258622

248	Conference Room Furniture	3001008
265	Receptionist Console
278	Plymold Flat Bench Units		FF77896
1780	InFocus ZGA Projector
2174	Apio PMA Booth Graphics
2203	Cal Ex Office Lshld Imrvmnts
2218	Cubicles for QA Lab
2336	Entrance & Truck "Apio" Signs
2337	VA Office Furniture
2348	VA Break Room 5 Tables
2406	Refrigeration Units for PMA		0609001391 & 0609001392
2550	New Trade Show Booth
2552	QA Office Furniture
2560	Lab Furniture

275	Plant Video Camera Equipment	1000806
368	Phone Wiring, New
1541	Fire Safe - Media Manager	3001212
1629	HP Laserjet Printers
1774	HP LaserJet 4100TN		USBGC00778
1788	JD Edwards System	SOFTWARE	M1H36A02R
1892	JD Edwards System	3001203
1927	Toshiba Tecra M2 PTM20U-OM	1001388	44049468P
2032	FireKing Electronic Media Safe	CAL-EX	DS1817-1LG
2101	MS MBL Visio Std 2002		D86-00916
2142	JDE-T2 + Array
2167	Acer 17" LCD Screens	1001341-45
2168	Motorola Hand Radios

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

1 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2193	Cisco Wireless Access Points
2211	Expansion Array for JDE	3001042
2240	Lexicom AS2	3001047
2255	JD Edwards
2258	Client Software Cmplcy
2290	HP Proliant DL140	3001028	M03FMF6238
2291	Cisco Firewall	3001044	CON-SNT-PKG7
2299	Auto Cad
2313	Antivirus Server
2323	Softshare Delta/ECS
2335	Avaya Phone System	3001204
2370	Internet Redundancy - Radware
2371	MS Office & MS 2003 Server
2372	Security Camera	4000221
2380	Justice Lab - Chrome
2399	Data Warehouse Server	3001214
2400	Cognos Contributor
2402	Avaya Phone Win VCL 8 channel
2405	RFID Wal-Mart Project
2410	EDI Backup Server	3001219
2421	Citrix Service	3001216-218	100J3-100J1-100HY
2427	Easy Pay Manager
2437	BackUp Server Replacement
2440	Tech Display Equp 4 Tradeshows	3001175
2504	RF Scan Gun
2507	Engine Room Monitoring Device	3001213
2508	Cognos
2519	New File Server APIOFS1	3001215
2521	RF Scan Gun
2523	Engine Rm Monit Device
2526	Bck Up & Recovery For Cognos
2532	Laptop D Sherrod
2533	Laptop For Ray Clark	3001211	28361708Q
2536	2 MS SQL Servers - Enterprise
2561	Weight Ticket Sftwr & Hrdwr
2563	Wireless Infastructure Project	3001201
2581	Expansion Array	3001200
2607	Apio E-mail Server	3001202
2608	QA Data Colection Hardware
2611	140 Windows 08 Server Licenses
2612	109 SQL 2008 Access Licenses
2642	NetAPP Raid Array	3001197
2664	Co-Pack IT System Equipment
2684	VM Ware Expansion
2749	Office 2010 Upgrade

16	Metal Detector	2000182	21981
36	Metal Detector	2000238	12011-03
51	Combo Scale	1000713

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

2 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

61	Platform	1000714
116	Upgrade to Cooler Racks
118	Metal Detector	1000061	13292-01
127	Chain Hoist
139	Floor Scale
145	Newtec Scale
156	Ice Pulverizer	2000200
187	Slicing Wheel
191	Addition to Metal Detector
209	Coils
211	Packaging Equip (D'Arrigo Bros	1000712
260	Mini Tray Machine
266	Electric Chain Hoist w/15' cha
291	Bagger (VA Expansion)
335	Cascading Dryer Conveyor
338	Celery Cutter Machine	2000356
354	Metal Detector, Safeline	100081B	42329
357	Yellow Waste Bins (30)
362	Submersible Sump Pump	30001114
364	Cull Elevator	1000070A	117652-A
374	Blue Macro Bins 34-FVLF (40)
395	Processing Line - VA	1000071	15026-1
406	Green Cauliflower Trays(7,500)
409	40hp Sullair Compressor	2000362	003-123548/005-D17399
436	Broccoli Line (VA Expansion)
465	Green Chillpck TrayTote(2,400)		018592E04M
472	Cauliflower Line (VA Expansion
486	Marathon Trash Compactors (2)
492	Green Chillpck TrayTote(2400)
494	Green Chillpck Tray/Tote (400)
518	Haug AS-400 Auto Tray Sealer
530	Green Chillpck TrayTote(2400)
551	Green Chillpck TrayTote(2400)
575	Red Chillpck TraTote(2400)
579	Party Tray Line/Sealer (Expans
584	Red Chillpck TrayTote(2400)
587	Red Chillpck TrayTote(2400)
590	Red Chillpack Tray/Tote (300)
683	Haysen Bag Forming Collars		72769DSL
685	Cooler Fans
707	Tru - Hone Knife Sharpener
710	Processing Line Conveyer Exten
1049	Cull System	1000070B	117652-B
1065	Scale Feed/Distribution System
1172	Yellow Cauliflower Trays(4000)
1255	Bagger - IIIapack	1000073	1186224
1270	Cauliflower Line	1000074
1284	Cauliflower Totes
1314	Reyco Cull System	2000346
1342	40' Container		VC5714

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

3 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

1604	Barnes Pump	2000115	0663033-0998
1666	Barnes Pump	2000116	1189-52596
1671	Ice Injector	1000157G
1723	Packing Line (VA Expansion)
1741	Chlorination system	2000121
1801	Hytrol Conveyer System
1815	DSL Forming Collars
1884	VA Truck Scale
1889	VA Broccoli Chilled Wash Line	30001123
1890	Automated Square Tray Sealer
1963	PVCA-STC Leak Testers
1975	Floor Scale w/ Ramp
1979	Ice Extruder Plates
2020	Upgrade VFFS VA Machines #1
2021	Upgrade VFFS VA Machines #2
2022	Upgrade VFFS VA Machines #3
2023	Upgrade VFFS VA Machines #4
2024	Upgrade VFFS VA Machines #5
2025	Upgrade VFFS VA Machines #6
2038	One 24"x5'0" Dewatering Shaker	2000308
2043	24"x8' Incline Belt Conveyor
2049	Reservoir for Crown Line
2050	Galvanized Rails for Conveyor
2060	Injection Mold
2097	Haug Tray Sealer
2098	Twin Pick Rack System
2143	Macro Bins (Blue) (40)
2144	Macro Bins (Gray) (30)
2145	Maintenance Dept Storage
2147	Pallet Stretch Wrap Wrapper
2154	Macro Plastic Bins (530)
2157	Cauliflower Wash & Trim
2158	Ink Tray Conveyor Re-Config
2161	Wash & Drying Line	4000258
2165	Ice Injector Overhaul
2169	Mini Me Tray Machine
2170	Yamoto Sigma Scale
2173	Universal Labeling Machines
2175	Tray Machines	4000262
2176	VA Line Inkjet Printer (5)	2-225
2181	Tray Line Metal Detector	2000255
2182	Raw Broc Hopper	2-186 2-205
2185	Hoppers/Scales for Bagger #5
2186	AS 400 Additions	2000241
2188	Broccoli Macro Bins (1568)
2189	Macro Bins (Blue) (50)
2190	Macro Bins (Gray) (50)
2192	Broc Dispersing Belt
2195	Convert Cauli Ln to BrocTrimLn
2197	P&P 4" Membrane Setup

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

4 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2201	Raw Product Green Trays
2204	AS400 Tray Machine
2205	AS300 Tray Machine
2213	Receiving Area Shade Canopy
2215	Tray Machine
2216	2001 Wiggins 12 Pallet Frklft		WLC-012041
2217	Lab Shrink Wrap Machine	3001233
2219	Ammonia Detection System
2226	Analytical Balance	3000125
2227	90 Degree Radius Take-Away
2228	Pack off Conveyor
2229	Metal Detectors	2000259	S/N-2000259
2230	Incline Elevator	2000335
2231	Ink Jet Printer	2000231
2233	Broccoli Slaw Processing Unit	2000336
2234	Triple Wash Line w/Chiller
2235	100hp Sullair Compressor	2000361
2236	Scale
2237	Twin Tube Bagger
2238	Punch and Patch Systems (5)
2241	Metal Detector	2000246
2242	Ink Jet Printer	2000267	BJ502
2243	Auto Labeler	3001189	L15H 0604L
2244	Burst Tank
2246	Petite Tray Sealer Plates
2247	Tray In-Feed System
2248	Packing Conveyor	4000260-261
2249	Labeling Conveyor
2251	Triple Wash Line w/Chiller
2253	Inkjet Printers
2254	Auto Labeler	30001078
2257	Metal Break and Sheer	2000357
2261	In Store Tray Carrier Plates
2262	Membrane Die & Adhesive Roller
2263	Conveyor Modification
2264	Scales		SN 070380050085
2266	Metal Detector	2000242	39243
2268	Metal Detector
2269	Auto Labeler	3001162	L15D 4209HRW
2270	Auto Labeler	2000281	L15D 3955HLW
2271	Auto Labeler	3001088	L15D 4152HLW
2272	Auto Labeler	3001191	L60 HAUG-1604L
2273	Auto Labeler	3001193	L60 HAUG-1603R
2275	90 Degree Radius Take-Away
2276	90 Degree Radius Take-Away
2277	90 Degree Radius Take-Away
2278	90 Degree Radius Take-Away
2279	90 Degree Radius Take-Away
2280	Incline Elevators
2281	Incline Elevators

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

5 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2282	Inkjet Printer	2000226
2283	Inkjet Printer
2284	Metal Detector	2000173	22173
2286	Ink Jet Printer	2000288
2287	Auto Labeler	2000279	L15C 3906HRW
2288	Auto Labeler	2000287	L15C 3907HLW
2289	Pentetrometer	3001154
2293	Dunk Tank
2295	Punch and Patch System	4000256	L60D 996RT
2296	Punch and Patch System	2000224	L60D 967RT
2297	Punch and Patch System	4000257	L60E 1213R
2298	Punch and Patch System	2000219	L60E 1212R
2302	Chiller Mueller Freon
2308	Garden Veg Tray Automation
2309	Ink Jet Printer	30001081
2310	CC Stalk Slicer	2000329
2311	Haug Tray Sealer	3001082	176381
2315	In-store tray Automation
2316	Snap Pea Conveyor
2322	Tables with Adjustable Legs
2327	Petite Machine	3001068	51K9060-CWT
2328	Metal Detector	3001069	S/N-LINE 15
2329	Auto Labeler	3001070	L150-4151HLW
2330	Auto Labeler	3001071	L15D-4118HRW
2331	Ink Jet Printer	3001067	BV528
2332	90 Degree Radius
2333	Take-Away Conveyor	3001090
2334	Flex Wash Line	2000312
2341	Cooler Scrubber Machine	3001126	T7-10259316
2343	Metal Detector Tubs
2344	Box Chute
2345	Stainless Tables	3001072-1076
2346	2 Ink Jet Printers
2351	VA Raw Product Bins (500)
2354	Auto Labeler	3001185	L15D 4015HLW
2355	Auto Labeler	3001079	L15D 4050HLW
2356	Auto Labeler	3001188	L15D 4032HLW
2357	2002 Club Car		E0220148367
2358	2001 Club Car		E0335318201
2361	Air Hoist for Spin Dryer	2000381
2362	Reyco Enhancements/Relocation
2363	Snack Line Tray Line Heater
2365	Carrot Distribution System
2378	O2/CO2 Analyzer from PBI	3001017
2381	Cooling Evaporator
2393	Auto Labeler	3001183	L15D 3956HLW
2394	Auto Labeler	3001163	L15D 4204HLW
2395	Auto Labeler	2000276	L15D 4046HRW
2396	Pallet Shrink Wrap Machine	3001232	Q300 LANTECH
2397	Punch & Patch Equip - Sd Dish

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

6 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2398	Burst Tank Tray Room	2000123
2401	AS320W 4up Tray Sealer
2412	Cauliflower Line - #2
2413	Auto Labeler	30001105	L15D 4133HLW
2414	Auto Labeler	3001165	L15C 3917HRW
2416	Speed Door #1
2417	Speed Door #2
2418	Speed Door #3
2419	Pack Off Equipment
2420	De water Shaker	2000306
2422	Ice Plant rebuilt in 2007
2428	Checkpoint Gas Analyzer	3001095
2429	2 Door Refrig Unit for Lab
2432	Snack Tray Tooling
2433	Ice Plant Rebuild
2434	Labeling Conveyors (4)	2000125 -128
2442	Broccoli Sizer(shaker equip)
2444	CIP Patch Punch/Applicator
2445	Cold Room 2 Units
2456	Reyco Fridge Incubator	3001135	Y08F-317191-YF
2457	Incubator Bod10a		V06F-308919-VF
2458	Low Temp Incubator Model 815	3001136	WB54507372
2459	Tray Sealer	3001152
2460	EG & G Chromatog Equp	3001146
2461	Spectrophotometer	3001138
2462	Pressure Decay & Occlusion Tes	3001139	972332
2463	Pressure Decay & Occlusion Tes	3001140	972375
2464	Heat Sealer	3001142	98-20921
2465	Circulating Bath	3001131/1133
2467	Carbon Dioxide Analyzer	3001133
2470	Agilent 6850 Series GC System	3001156
2471	Flowboard 9 station 3 gasses	3001145
2472	Oxygen Permeation Analyzer	3001148
2473	Portable Counting Scale	3001149
2474	Satorius Top Bloading Balance	3001150
2475	Heat Sealer	3001151
2476	Bridge Portable CO2/O2 Analyze	3001011
2478	Bridge Portable CO2/O2 Analyze	3001155
2481	Stnlss Steel Drop Tube w/flang
2484	Metal Detector
2485	Precision Air Flow Test Device
2486	Racking- Tomato Room
2487	Raw Product Bins (1400)
2488	VFFS Indexer
2489	Gas Sweeper Model 6330 Exterra
2490	Scrubber -Adv Model 4530 AXP	3001167	2011502
2491	VA Plant Evaporators 2007
2492	Raw Product Whrse Speed Doors
2494	Lantech Stretch Wrapper	3001173
2495	Plant Emergency Lighting

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

7 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2497	Kalmar 12 Pallet Forklift
2498	Forklift Terminal Scanners (6)
2500	Chlorine System
2501	Metal Detector
2502	Auto Labelers (2)	1157, 0269	L15D 4242HKRL15D 4051HLW
2503	Tote Washer
2506	Sward Harness Rocker
2517	Tray Pack Off Equipment
2518	Air Compressor and Dryer	30001170	68846-T02
2520	Broc Air Knife Systems
2524	Forklift Battery Chargers
2525	2 Auto Labelers	0286, 0278	L15D 4049HLW L15D 4049HLW
2527	Checkpoint O2/CO2 Analyzer
2528	Raw Product Totes (1,000)
2534	2 Ink Jet Printers
2535	2 Auto Labelers	1190, 1194	L15D 4042HRWL15D 4048HRW
2537	Bagger # 7 Punch & Patch
2538	Instore #15 Punch & Patch
2539	Bagger Forming Collars Tubes
2540	Product Shade Area
2542	QA Plant Burst Tank
2543	Checkweigher
2545	26" Wide Metal Detector
2546	Twin Bagger & Scale
2547	Slaw Line Shaker
2548	Trash Compactor
2551	Film Tray Sealer/ Seal & Peel
2553	NH3 Temp Sensor
2554	NH3 Temp Sensor
2555	Commercial Slicer
2556	Celery Processing Line
2557	Cooler Recirculator PLC Contro
2558	3 Daewoo Forklifts		CM00298 CM00299 CM00300
2559	Floor Pallet Scale
2562	2 Ink Jet Printers
2565	Black Celery Totes (10,000)
2568	2 Ink Jet Printers
2569	Punch & Patch Systems (2)	218, 222	L60E 1211L-L60D 968RT
2570	Twin Bagger Take-away/Pack Off
2571	Twin Bagger Inclice Conveyers
2573	Twin Tube Metal Detector
2574	(2) Cooler Evaporators
2575	Triple Stage Forklift Attach
2576	(3) Plant Evaporators
2579	Sams Instore Tray Line Convers
2582	Raw Product Bins (1425)
2584	Deli Cup Tray Sealer for Lab
2585	Kalmar 12 Pallet Forklift		T431050333
2587	Hand Washing Units
2589	Basket Hoist System

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

8 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2590	EG&G Chromatog Equip	3001147
2591	Circulating Bath
2592	Microscope Olympus BX40	3001195	8K03767
2593	GTIN Traceability Case Labelin
2594	Minipack tunnel 50 ss stnlss		4000292
2595	Bagger#2 control systm upgrade
2598	Tooling for round tray servo	2000233	3001108
2599	VFD Air compressor & Controls	4000293/294
2600	Air Storage tanks&Piping	4000296
2601	VFD Regulators & Controls	4000299	EL0849155874
2604	Raw Product Bins (1700)
2609	Blue Snap Pea Totes (22,980)
2610	Turbo 185 Ton Ice Maker	4000278	S09H0006001
2613	Tooling For 14x14 Tray - Haug	3001068A
2614	Motorola WT4090 Scanners	3001177-1180	00258-00232-00252-00270
2615	Green Cauli/Crown Totes 2,728
2616	H&C QX775D Tray Sealer	4000291
2617	Cup/Petite Line Packoff	2000243
2618	Plant Air Makeup System	4000279	9-366662
2619	VA Plant 3 Speed Doors	4000280-282	50438-50436-50437
2620	Utility Processing LIne
2621	Cup/Petite Line Take	4000290
2622	Cup/Petite Metal Detector
2623	Cup/Petite Ink Jet Printer	4000289	BP163
2624	Cup/Petite Auto Labelers (2)
2631	E5000 Cat Forklift Bin Dumper	2631	A4EC320288
2632	VFFS Indexer	4000288
2633	Cat P6000-LP #38 Yard Bin Wash	2633	AT31F03886
2639	Ugrade Ice Plant Supp Structur
2640	Ice Injector #2
2641	Forklift RFID for iGPS Readers
2643	Ice Injector	2000000A	960238
2644	4 Auto Broc Floret Machines
2645	Engine RM Pwr Trans Switch
2646	VA Plant Pwr Transf Switch
2647	Cooler Pwr Transf Switch
2648	Broc Floret & Cauli Machine
2649	4 Spin Dryer Baskets
2650	3 Butter Nut Peelers	270-271-272
2651	3-Spin Dryers	4000161-2-4	267131-267132-267133
2652	Green Cauli Totes Green(4,100)
2653	2 - Cooler Speed Doors
2654	VA Loading Dock Speed Door
2655	VA Plant Speed Door
2656	Broc Optical Sorter	4000263/264	L5378067-06
2657	Co-Pack Tray Tables
2658	Co-Pack Tray Labelers
2659	Co-Pack Tray Ink Jet Printers		FA590 & FA594
2660	Co-Pack Tray Labeling Belt	4000261
2662	Reyco System

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

9 OF 10

ANNEX A-1
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	4575 West Main Street, Guadalupe, CA 93434

Asset #	Asset Description	Tag #	Serial Number

2663	Co-Pack Wash Line Chiller	4000277
2672	Macro Bins (Ivory) (685)
2674	Low Temperature Incubator	3001181	WB71424186
2676	Bagger Thermal Printers (2)
2681	Case Take-Away Conveyor
2682	Tennent Scrubber T15-Rider	4000240	T15-17142
2683	Broccoli Floret Machines (12)
2686	Cooler Evaporator Controls &
2687	QA Paperless System
2691	Forklift Attachment	4000116	112152
2722	Bagger Thermal Printers (8)
2723	Scale VFFS Yamato Sigma
2724	Bagger & Scale
2725	Slaw Line Expanded Capacity
2726	Incline Belting Bagger 1
2728	Triple Drop Hoppers&Inclines
2729	Support Frame for Bagger Scale
2730	Trolley System Bagger
2731	Take-Away & Packout
2732	Metal Detector
2733	Punch & Patch System
2735	Peeler 1 (Squash) & 6 Upgrades
2736	Macro Bins (Ivory) (1,352)
2737	Celery Optical Sorter
2738	Air Makeup System Expansion
2740	Cooling Tag Scanners (3)
2741	Punch & Patch Bagger
2742	Plant Water Booster Pump Systm
2743	Pressure Tunnel		#7ACV1105MCB
2744	Plant Air Evacuation System
2746	Cauliflower Auto-Trim Line
2750	Broccoli Auto-Floret Mchns (6)
2752	Evaporator (Cooler)	AGHN 071.2H

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

10 OF 10

ANNEX A-2
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	12700 S. Dixie Highway, Bowling Green, OH 43402

Asset Description	Manufacturer/Make	Model	Serial Number

Bagger	Sandiacere	TG20 LD	3004
Scale	Ishida	W-S/60 WP	91/13305
Bag Printer	Markem	SmartDate 3i
Scale Platform		2003
Conveyor Platform		2004
BG 69 In feed Shaker	FMC Allen	Syntron 2003	F72344 D009
Metal Detector	Loma	2007
Turntable
Box Printing conveyor	Lincoln Coder
Pack off conveyor
Labeler(s)	SATO	CL408e

Bagger	Sandiacre	TG320LD	2710
Scale	Ishida	CCW.M.214W.S/70.WP	00/13049
Bag Printer	Makrem	SmartDate 3i
BG 70 In feed Shaker	FMC Allen	Syntron 2003	F72344 D009
Pack off conveyor
Turntable
Metal Detector/ Box Printer	Eriez	Model V
Labeler(s)	SATO	CL408e

Bagger	Sandiacre	TG320LD	2655
Scale	Ishida	CCW.M.214W.S/70.WP	02/11878
Bag Printer	Makrem	SmartDate 3i
BG 71 In feed Shaker	FMC Allen	Syntron 2003	F72344 D009
Pack off conveyor(s)
Turntable

Tote Box Dumper 1	MTC Corp	2006
BG 1 Bin Veyor	MTC Corp	2006
BG 3 Size Grader	Key Technology	Iso-Flo 431523-1	03-92490-1
Tote Box Dumper 2	MTC Corp	2006
BG 4 Bin Veyor	MTC Corp	2006
BG 6 Size Grader	Key Technology	Iso-Flo 431523-1	03-92490-2
BG 7 Scoop Belt	FMC Allen	2003	F72335D001
BG 8 Distribution Shaker	Key Technology	Iso Flo 418445-1	94-32108
BG 9 Conveyor 9 - BG 8 to 27
BG 10 Snipper A Drive
BG 11 Small UBR		2005
BG 12 Conveyor UBR 1	Lakewood	2003
BG 13 Conveyor UBR 2	Lakewood	2003
BG 14 Conveyor A to 32
BG 15 Snipper B		2004
BG 16 Snipper D		2004
BG 20 Snipper C		2004
BG 21 Snipper E		2004
BG 25 Conveyor A to C	AMCS	2003
BG 27 Distribution Shaker D-3	FMC Allen
BG 28 Snipper 1
BG 29 Snipper 2
BG 30 Snipper 3
BG 31 Conveyor 1-E
BG 32 Conveyor F-J
BG 33 Conveyor 8 to 34
BG 34 Distribution Shaker F-J	Meyer	VF11-18-6	1217
BG 35 Snipper F		2004
BG 36 Snipper G		2004
BG 37 Conveyor Incline

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

1 OF 4

ANNEX A-2
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	12700 S. Dixie Highway, Bowling Green, OH 43402

Asset Description	Manufacturer/Make	Model	Serial Number

BG 38 Snipper H		2004
BG 39 Snipper J	Hughes
BG 40 Size Grader	Key Technology	Iso Flo 431487
BG 41 Conveyor 41 - Scoop	FMC Allen	2003	F72335D002
Tegra 1 Feed Shaker	Key Technology	2003	03-92498
Tegra 1 Sorter	Key Technology	2003	03-92498
BG 42 Conveyor Tegra 1	Lakewood	2003
BG 43 Conveyor Incline	Lakewood	2003
Tegra 2 Feed Shaker	Key Technology	Tegra	03-92497
Tegra 2 Sorter	Key Technology	Tegra	03-92497
BG 45 Reject Shaker Tegra 2	Key Technology	Tegra	03-92497
BG 46 Conveyor Incline	Key Technology	Tegra	03-92497
BG 47 Conveyor
BG 48 Conveyo-Tegra 2	Lakewood	2003
BG 49 Conveyor Incline	Lakewood	2003
BG 50 Distribution Shaker	Key Technology	Iso-Flo 417253-1	93-27641
BG 51 Grading Table	Lakewood	2003
BG 52 Grading Table	Lakewood	2003
BG 53 Grading Table	Lakewood	2003
BG 54 Conveyor 51 Return	Lakewood	2003
Rework Hopper	FMC Allen	2003	F72344D010
BG 55 Conveyor 52 Return	Lakewood	2003
BG 56 Conveyor 53 Return	Lakewood	2003
BG 57 Conveyor Cull Return	Lakewood	2003
BG 58 Conveyor 51-53	Lakewood	2003
BG 59 Conveyor Lyco Incline	Lakewood	2003
BG 60 Lyco Washer	Lyco	60' X 8' Cooler	RDB 0903-32800
Chiller 1 Lyco Compressor	Bohn
Chiller 1 Heat exchanger	Chester Jensen
Chiller 1 Pump	Tri Clover
BG 61 Drying Belt
Blower Main Line	Republic	1200
BG 62 Scoop Belt	FMC Allen	2003	F72344D003
Magnet	Eriez
BG 63 Incline
BG 64 Shaker with Gate	FMC Allen	2003	F72344D005
BG 65 Shaker with Gate	FMC Allen	2003	F72344D006
BG 66 Shaker with Gate	FMC Allen	2003	F72344D007
BG 67 Shaker with Gate	FMC Allen	2003	F72344D007
Chiller 3 Compressor	Bohn
Chiller 3 Process Water in	Chester Jensen
Chiller 3 Pump	Tri Clover
Process Water Pump	Tri Clover
Chiller 4 Process water Tank
Process Water Tank

Tote Box Dumper 3	MTC Corp	2006
BG 101 Binveyor	MTC Corp	2006
BG 103 Conveyor	Lakewood	2003
BG 104 Conveyor	Lakewood	2003
BG 105 Conveyor	Lakewood	2003
BG 106 Incline	AMCS	2003
BG 107 Distribution Shaker
BG 108 Alt Snipper 1		2011
BG 109 Alt Snipper 2		2005
BG 110 Alt Snipper 3		2005
BG 111 Alt Snipper 4		2011
BG 112 Conveyor 1-4		2011
BG 113 Conveyor Tegra 1

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

2 OF 4

ANNEX A-2
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	12700 S. Dixie Highway, Bowling Green, OH 43402

Asset Description	Manufacturer/Make	Model	Serial Number

BG 114 Conveyor
BG 115 Conveyor Incline
BG 117 Grading Table	Lakewood	2003
BG 118 Conveyor	Lakewood	2003
BG 119 Conveyor Incline	Lakewood	2003
BG 120 Lyco Washer	Lyco	60' X 4' Cooler	RDB 0903-32801
Chiller 2 Compressor	Bohn
Chiller 2 Heat Exchanger	Chester Jensen
BG 121 Drying Belt		2011
Blower Alt Line	Republic	1200
BG 122 Scoop Belt	FMC Allen	2003	F72344D004
Magnet	Eriez
BG 123 Conveyor Incline
BG 124 Hopper Shaker	FMC Allen	2003	F72344D010
BG 126 Incline with Gate	FMC Allen	2003	F72344D011
BG 127 Shaker with Gate	FMC Allen	2003	F72344D008
BG 128 Shaker with Gate	FMC Allen	2003	F72344D008

BG 151 Conveyor Tegra 2	Lakewood	2003
BG 152 Cull Grading	Lakewood	2003
BG 153 Conveyor	Lakewood	2003
BG 154 Reject Shaker T egra 1	FMC Allen
BG 155 Conveyor	Lakewood	2003
BG 156 Conveyor	AMCS	2003
BG 157 Conveyor
BG 158 Conveyor
BG 159 Conveyor Incline	Lakewood	2003
BG 162 Incline to UBR
BG 163 Conveyor UBR out

BL 3 Conveyor Truck inlet
BL 4 Incline Conveyor
BL 7 Bin Veyor
BL 8 Shaker	Key Technology
BL 9 Incline
BL 10 Shaker	FMC Allen
BL 11 Blower	FMC Allen
BL 12 Conveyor
BL 13 Size Grader	FMC Allen
BL 14 Conveyor Under 13
BL 15 Sizew Grader	Key Technology
BL16 Conveyor under 15
BL 17 Conveyor Under 15
BL 18 Conveyor Incline
BL 19 Distributiohn Shaker	Commercial
Bl 20 Grading Table 1
Bl 21 Grading Table 2
Bl 22 Grading Table 3
BL 23 Grading Table 4
BL 24 Grading Table 5		2007
BL 25 Conveyor 20-24
BL 26 Incline Conveyor
BL 27 Pump
BL Flume Tank
BL 28 Flume Incline
Tank chiller 1	Bohn	25 Hp
Tank chiller 2	Bohn	20 Hp
Water Storage Tank

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

3 OF 4

ANNEX A-2
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	12700 S. Dixie Highway, Bowling Green, OH 43402

Asset Description	Manufacturer/Make	Model	Serial Number

Storage Tank Chiller	Filtrine	5 Hp
BL 29 Shaker	Key Technology
BL 30 Drying Belt	Reyco
BL 31 Blower	Reyco	25 Hp
BL 32 Blower Filter	Reyco
BL 33 Incline to Dry Room
BL 34 Pump
BL 35 Pump
BL Pivot Chute		2007
700 - Totes folding
Compressor 1	Comp Air	100 Hp
Compressor 2	Atlas Copco	60 Hp
Compressor 3	Atlas Copco	60 Hp
Air Dryer	Domminick Hunter
Air Tank Vetical	Gal Air	600
Air Tank Horizontal	Gal Air	200
ORP System Main Line	Pulse Instruments
ORP System Alternate Line	Pulse Instruments
Control Panel	Square D
Power Factor Unit	Square D
Floor Scale 1
Floor Scale 2
Floor Scale 3
Battery Charger	Raymond
Battery Charging statioin	Toyota
Water & Septic Pumps
Baler
Trash Compactor
Racking
Floor Scrubber	Tennant	5700
Freezer
Dock 1 Plate & Enclosure	McCormick
Dock 2 Plate & Enclosure	McCormick
Dock 3 Plate & Enclosure	McCormick
Time Clock
Electrical Transformer 1
Electrical Transformer 2
Electrical Transformer 3
Electrical Transformer 4
Electrical Transformer 5

Office Equipment

Big Jack Bean Harvestor 120 "
Kubota Tractor
Pixall Big Jack
Pixall Big Jack
1996 Pixall Big Jack
Trailer
Trailer
Trailer
Trailer #5, install conveyor
1987 Ford Dump Truck
2006 Dodge Ram 4x4

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

4 OF 4

ANNEX A-3
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION:	26 Industrial Drive, Hanover, PA 17331

Asset Description	Manufacturer/Make	Model	Serial Number

Bagger	Sandiacere	TG20 LD	X87857
Scale	Yamato	ADW-714SWH	WG000730
Bag Printer	Markem	SmartDate 3i	7775292
Scale Platform		2003
Transfer Belt		2008
Metal Detector	Fortress	Phantom
Turntable
Box Printing conveyor	Loveshaw	MICROJET III B	1705127-218B
Labeler(s)	SATO	CL408e	9M030149
Label winder	Label Acessories Inc.	GLR-100	RC790016

Bagger	Sandiacre	TG320LD	X87897
Scale	Yamato	ADW-714SV	MA87894/WG070531
Bag Printer	Makrem	SmartDate 3i	7775011
Metal Detector/	Fortress	Phantom
Turntable
Box Printing conveyor	Loveshaw	MICROJET III B	B805501-218B
Labeler(s)	SATO	CL408e	7G03537

Tote Box Dumper 1	D & E Farms
EvenFeeder	D & E Farms
#3 Conveyor	D & E Farms
#4 Incline Conveyor	D & E Farms
Magnet	Eriez
#5 Distribution Shaker	D & E Farms
#6 Snipper 1	D & E Farms
#7 Snipper 2	D & E Farms
#8 Snipper 3	D & E Farms
#9 Snipper 4	D & E Farms
#10 Snipper 5	D & E Farms
#11 Snipper 6		2012
#12 Snipper 7	D & E Farms
#13 Snipper 8	D & E Farms
4 Pumps
Heat Exchanger 2
Trough and Flume Tank	D & E Farms
#30 Incline From Flume	D & E Farms
Air Blower
Water Separator	D & E Farms
#31 Incline Conveyor	D & E Farms
#32 Distribution Shaker	D & E Farms
#33 UBR 1	D & E Farms
#34 UBR 2	D & E Farms
#37 Size Grader	D & E Farms
#38 Size Grader	D & E Farms
#39 Grading Table 1	D & E Farms
#40 Grading Table 2	D & E Farms
#43 Transfer Belt	D & E Farms
#44 Scoop Belt	D & E Farms

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

1 OF 2

ANNEX A-3
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION :	26 Industrial Drive, Hanover, PA 17331

Asset Description	Manufacturer/Make	Model	Serial Number

#45 Shaker Conveyor	D & E Farms
#46 Drying Belt 1	D & E Farms
#47 Drying Belt 2	D & E Farms
#48 Drying Belt 3	D & E Farms
#49 Shaker Conveyor	Commercial	Iso-Flo
#50 UV Incline Belt	D & E Farms
UV Lights	Reyco
#52 Shaker with Gate	Key Technology	Iso-Flo
#53 Side Shoot Conveyor	D & E Farms
#53A Transfer Conveyor	D & E Farms
#54 Conveyor	D & E Farms
Tote Box Dumper 2	D & E Farms
#55 EvenFeeder	D & E Farms
#56 Incline Conveyor	D & E Farms
#57 Conveyor	D & E Farms

Compressor 1	Quincy QT10	QT10VT00012	20070922-0016
Compressor 2	Quincy QT15	QT15	QU1105100023
Air Dryer	PARKER	TW055-A1-JCE	110501934
Air Dryer	PARKER	TW40	80300134
ORP System Main Line	Pulse Instruments
Floor Scale 1	METTLER TOLEDO	XIF	00451046DK
Drain Water Screen
Baler
Pallet Wrapper	PHOENIX	PRTL2150	7091696
Push Back Racking
Racking
Floor Scrubber	Advance
Freezer
Dock 1 Plate & Enclosure	SERCO
Dock 2 Plate & Enclosure	SERCO
Dock 3 Plate & Enclosure	SERCO
Time Clock
Pallet Jack #1	Toyota	7HBW23	34558
Pallet Jack #2	Toyota	7HBW23	34559
Office Equipment
Truck Scale	Fairbanks	120 ton cap	PIT 6020-HVA09
300 - Totes folding est.

Forming Tube		Retail 12 oz
Forming Tube		Retail 12 oz
Forming Tube		Retail 32 oz
Forming Tube		Retail 32 oz
Forming Tube		Food Service/ 5 lb

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

2 OF 2

ANNEX A-4
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION :	7909 S. Crossway Drive, Pico Rivera, CA 90660

Asset Description	Manufacturer/Make	Model	Serial Number

Bagger	Line Equipment	LE360	60645
Scale	Ishida	CCW-R	P2966927
Bag Printer	Markem - Imaje	Smartdate 3i	GP1081141
Mezzanine
Metal Detector	Eriez	Model V	123938
In feed / incline conveyor(s)
Out feed conveyor(s)
Turntable
Pack off conveyor(s)
Box Printer	Lincoln Coder	50-R
Labeler(s)	SATO	CL408e	OAO30191

Bagger	Line Equipment	LE360	69090
Scale	Ishida	CCW-RZ
Bag Printer	Markem - Imaje	Smartdate 3i	GP1081125
Mezzanine
Metal Detector	Advanced Detection		1200
Transfer conveyor
Out feed conveyor(s)
Turntable	Smalley		9686-01
Box Printer Conveyor	Laughlin Corporation
Labeler(s)	SATO	CL408e	OAO30096

Tote Bin Dumper
Binveyor		2007
Incline Conveyor
Distribution shaker	Key Technology	S1043492	445538-03611
Snipper 1		2011
Transfer Conveyor 1		2011
Snipper 2		2006
UBR 1
Snipper 3		2006
UBR 2
Snipper 4		2006
UBR 3
Snipper 5		2006
UBR 4
Snipper 6		2011
Transfer Belt 2		2011
Rework Belt
Flume Tank
Incline out of Flume		2010
VST Sorter
Grading Table 1		2011
Grading Table 2		2011
Chiller	Trenton Refrigeration	4 DA3 R18 MET	CCK0814365
Chiller coil

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

1 OF 2

ANNEX A-4
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION :	7909 S. Crossway Drive, Pico Rivera, CA 90660

Asset Description	Manufacturer/Make	Model	Serial Number

Water Pump	AMT	4909-9B	1626-312
Blower	Republic	RB1200HC	40405773
Water Filter System	Rosedale Products	MC8-30-2P	236273

Battery Charger for Fork Lift	Flex200	FLX20018865T1H	07N1108M
Battery Charger for Fork Lift	Silver Star	18-750FRT	307PP10618
Air Compressor 1	Ingersol Rand	2475N7.5	611290020
Air Compressor 2	FS Curtis	E71V and VT12-A3	EA101067 24XR68
Air Dryer	Gardner Denver	RNC100A1
Floor Scale #1	U Line	5000 lb
Floor Scale #2	U Line	5000 lb
Pallet Jack #1	Toyota
Pallet Jack #2	Toyota
Pallet Jack #3	Crown
Pallet Jack #4	Crown
Office Equipment

Foamer	Chemco
Forming Tube		Retail 12 oz
Forming Tube		Retail 12 oz
Forming Tube		Retail 12 oz
Forming Tube		Retail 32 oz
Forming Tube		Food Service/ 5 lb

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

2 OF 2

ANNEX A-5
TO COLLATERAL SCHEDULE NO. 8727912-001
TO MASTER SECURITY AGREEMENT
DATED AS OF APRIL 23, 2012

DEBTOR:	Apio, Inc.
SECURED PARTY:	GE Capital Commercial, Inc.
EQUIPMENT LOCATION :	9095 17th Place, Vero Beach, FL 32966

Asset Description	Manufacturer/Make	Model	Serial Number	Location

Bagger	Sandiacre	TG320 LD	2786	Packing Room
Scale	Yamato	ADW-714SWH	WG980796	Packing Room
Bag Printer	Markem	SmartDate 3i		Packing Room
Mezzanine				Packing Room
Metal Detector	Advanced Detection			Packing Room
In feed incline conveyor				Packing Room
Transfer Conveyor				Packing Room
Out feed conveyor				Packing Room
Metal Detector	Advanced Detection			Packing Room
Turntable				Packing Room
Box Printing conveyor	Lincoln Coder			Packing Room
Labeler	SATO	CL408e		office

Tote Box Dumper	MTC Corp			Grading Room
BinVeyor	Key Technology			Grading Room
Collection Conveyor				Grading Room
Incline Conveyor				Grading Room
Distrubution Shaker	Key Technology	Iso Flo 434026-1	2005 Green Glen	Grading Room
Snipper 1		2006		Grading Room
UBR 1		2011		Grading Room
Snipper 2		2006		Grading Room
UBR 2		2011		Grading Room
Snipper 3		2006		Grading Room
UBR 3		2011		Grading Room
Snipper 4		2006		Grading Room
UBR 4		2012		Grading Room
Flume Water Pump				Grading Room
Rework Conveyor	Lakewood			Grading Room
Flume Tank				Grading Room
Incline out of Flume				Grading Room
VST Sorter				Grading Room
Grading Table				Grading Room
Chiller Compressor	Bohn	20 Hp		West side of Building
Chiller Coil		2010		West Side of Building
Blower		7.5Hp		Grading Room
Water Tank & Stand		800 Gallon

Fork Truck 1	Toyota	7FBEU15	114766	Warehouse
Fork Truck 2	Toyota	7FBEU15	61596	Warehouse
Battery Charger	Toyota			Warehouse
Battery Charger	Toyota			Warehouse
Floor Scale	5000 #	GSE 350		Warehouse
Floor Scrubber	American-Lincoln			Warehouse
Air Compressor	Ingersol Rand	15 Hp		East outide of building
Air Dryer				Outside of Building
Product Racks				Finish Cooler
Film Racks				South Packing Room
Office Equipment				Offices

Forming Tube		Retail 12 oz		South Packing Room
Forming Tube		Retail 32 oz		South Packing Room
Forming Tube		Food Service/ 5 lb		South Packing Room
Sanitation Foamer				South Packing Room

INITIALS DEBTOR:  /s/  GS

INITIALS SECURED PARTY:  /s/  KD

1 OF 1

Exhibit C to Loan Agreement (Real Estate)

FORM OF CERTIFICATE OF CHIEF FINANCIAL OFFICER

I, the undersigned, hereby certify that I am the duly qualified and acting chief financial officer of Landec Corporation (“Landec”) and, with respect to Section [6.01(a)/6.01(b)] of the Loan Agreement dated as of April 23, 2012 (the “Agreement”) by and between Borrowers named therein and General Electric Capital Corporation, as lender and as collateral agent, that:

1.           The attached financial statements have been prepared in accordance with GAAP.

2.           I have no knowledge of any Default or Event of Default under the Agreement.

Dated: _________ __, 20__.

Landec:	LANDEC CORPORATION

By:
	Title:	Chief Financial Officer
Date:

SCHEDULE (IV)(H)

LIST OF GREENLINE PERMITS

Bowling Green, OH
•
The Company will assess whether a wastewater discharge permit is needed from Northwest Water and Sewer District after the complete consummation of the acquisition.  If a wastewater discharge permit is required, a permit will be obtained.

•	The Company will register the facility’s septic system with the State or USEPA regional Underground Injection Control Program.
•	The Company will register the drinking water well at the facility with the Ohio Department of Natural Resources Division of Soil and Water Resources.

Vero Beach, FL
The Company will register its septic system with the State or USEPA regional Underground Injection Control Program.

SCHEDULE (IV)(K)

LIST OF UNPAID TAXES

The former consolidated group of which GreenLine Foods and GreenLine SC was a part did not file franchise/income tax returns in Michigan and Texas for the years 2006-2011.

SCHEDULE 5.03

LIST OF BORROWERS’ CHIEF EXECUTIVE OFFICES AND PRINCIPAL EXECUTIVE OFFICES

Apio, Inc.	4575 W. Main St. Guadalupe, CA 93434 (Chief Executive Office)
Apio, Inc.	P.O. Box 727, Guadalupe, California 93434 (Principal Mailing Address)
Cal Ex Trading Company	4575 W. Main St. Guadalupe, CA 93434 (Chief Executive Office and Principal Mailing Address)
GreenLine Entities	8600 S. Wilkinson Way, Suite G, Perrysburg, OH 43551(Principal Mailing Address)